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                                                                 Exhibit 10.12.1

                 WHOLESALE SOLUTIONS SWITCHED SERVICES AGREEMENT

THIS AGREEMENT (the "Agreement") is entered into by and between SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint"), and LOGIX ("Customer"). Sprint and Customer are "Parties" hereto.

In consideration of the mutual promises contained herein, the Parties agree as follows:

1. DEFINITIONS. Capitalized terms appearing in bold print are defined in Exhibit 1.

2. CONFIDENTIALITY. During the Term and thereafter, neither Party shall disclose any terms of this Agreement, including pricing, or Proprietary Information of the other Party. Proprietary Information shall remain the property of the disclosing Party. A Party receiving Proprietary Information shall: (i) use or reproduce such information only when necessary to perform this Agreement; (ii) provide at least the same care to avoid disclosure or unauthorized use of such information as it provides to protect its own Proprietary Information; (iii) limit access to such information to its employees or agents who need such information to perform this Agreement; and (iv) return or destroy all such information, including copies, after the need for it has expired, upon request of the disclosing Party, or upon termination of this Agreement.

Because of the unique nature of Proprietary Information, a breach of this paragraph may cause irreparable harm for which monetary damages may be inadequate compensation. Accordingly, in addition to other available remedies, a Party may seek injunctive relief to enforce this paragraph.

3. TERM. This Agreement will commence on the first day of the second month following the month in which Sprint executes the Agreement. The Term will continue after commencement for the period specified in Attachment A.

4. TERMINATION FOR CAUSE.

4.1. A Party may terminate this Agreement upon the other Party's failure to cure any of the following within 30 days following written notice thereof: (a) the
(i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution of the other Party; or (ii) institution of bankruptcy proceedings by or against the other Party; (b) Customer's assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Paragraph 24 hereof; (c) change in majority ownership of Customer without Sprint's prior written consent, which consent shall not be unreasonably withheld; (d) a final order by a government entity with appropriate jurisdiction that a Service or the relationship hereunder is contrary to law or regulation; or (e) material breach of any other provision of this Agreement not otherwise referred to in Paragraph 4.

4.2. If Customer fails to cure a breach as provided in Paragraph 8 or if Customer breaches a provision of Paragraph 17 or 18, Sprint may, at its option and in addition to other remedies available in law or equity, take one or more of the following steps: (i) refuse to accept additional orders for Service; (ii) refuse to install new Service types or Service locations; (iii) disconnect or block ANIs, circuits, or other Service Elements; (iv) discontinue Promotional Discounts and or international discount rates for Services provided until such time as Customer is in full compliance with this Agreement; and/or (v) terminate this Agreement without notice.

4.3. Customer may terminate the Agreement upon 30 days written notice if Sprint fails to cure any non-compliance with subparagraph 16.2 of this Agreement.

4.4. Upon termination of this Agreement a Party may recover from the other all sums it is owed at the time of termination.

5. TERMINATION WITHOUT CAUSE; EARLY TERMINATION CHARGE.

5.1. Customer may terminate this Agreement at any time without cause upon 90 days prior written notice to Sprint and payment to Sprint of the Early Termination Charge described in Subparagraph 5.2. Service will be discontinued the first business day of the fourth month after such notice of termination.

5.2. Sprint Wholesale Solution Base Rates and Promotional Discounts are based on Customer's agreement to purchase Service for the entire Term. It is difficult if not impossible to calculate Sprint's loss if Customer terminates the Agreement pursuant to Subparagraph 5.1 or breaches the Agreement prior to the end of the Term. Therefore, to compensate Sprint for such loss, and not as a penalty, Customer shall pay Sprint an Early Termination Charge in the event of such termination or breach. The Early Termination Charge shall equal 50% of the sum of the Minimum Commitment for each month remaining in the Term when Service is discontinued pursuant to Subparagraph 5.1 or terminated due to Customer's breach. The Early Termination Charge shall be paid within 30 days after the notice provided pursuant to Subparagraph 5.1.

6. APPLICATION OF TARIFFS; INTERSTATE ADJUSTMENT.

6.1. Interstate and international Service shall be provided pursuant to Tariff as supplemented by this Agreement. In the event of a conflict between this Agreement and any Tariff the Tariff shall control.

6.2. Intrastate Service is provided pursuant to Tariff in every respect. Promotional Discounts will not apply to intrastate Service. An Interstate Adjustment may be applied based on intrastate usage as provided in Attachment D. The Interstate Adjustment shall be based on intrastate usage at the Product Hierarchy Level and will equal the difference between (a) such usage priced at Tariff less Tariff discounts and (b) such usage priced at the Interstate Adjustment Rate in Attachment D less Discount One discounts. The Interstate Adjustment for a given month shall not exceed interstate billing for such month.

6.3. Customer shall pay all applicable Tariff charges including, but not limited to, fixed charges, feature charges, enhanced Toll Free charges, access facility charges, and installation and other non-recurring charges. Additionally, Customer will pay, in accordance with applicable Tariffs, any taxes, levies, surcharges, or other costs that Sprint is obligated to pay to any governmental entity or other third party, provided that (i) such obligation is imposed by valid and lawful legislation or regulation, and (ii) such obligation arises out of the use of Sprint's services.

6.4. Sprint may modify or withdraw Tariffs from time to time, which may include discontinuation of any Service without Sprint's liability. In the event that a Service is discontinued and such discontinuation materially and adversely affects Customer's ability to do business as anticipated in this Agreement, then Customer may terminate this Agreement upon thirty (30) days written notice to Sprint without liability for the Early Termination Charge, but must repay to Sprint a prorata portion of any credits issued under this Agreement, based on the number of months remaining in the Term.


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6.5 In the event Sprint withdraws its filed Tariffs the Tariff terms and conditions in effect on the date of such withdrawal will continue to apply to this Agreement After withdrawal of the applicable Tariffs, the terms of this Agreement will control over any inconsistent provision in the former Tariffs, subject to standard contract interpretation rules. Tariffs not withdrawn shall continue to have the same force and effect.

7. RELATIONSHIP OF PARTIES. Neither this Agreement nor the provision of Service may be construed to constitute or create an association, joint venture, partnership or other form of legal entity or business enterprise between Customer and Sprint, its agents, employees and/or affiliates. Customer is the service provider with respect to End Users. Sprint is merely a supplier to Customer with no relationship to End Users.

8. USE OF NAME AND MARKS.

8.1 This Agreement confers no right to use the name, service marks, trademarks, copyrights, patents or CIC of either Party except as expressly provided herein. Neither Party shall take any action which would compromise the registered copyrights or service marks of the other. Sprint's name is proprietary and nothing herein constitutes a general license authorizing its use. Customer may not: (a) promote or advertise Sprint's name or capabilities to End Users or prospective End Users; (b) attempt to sell its service using Sprint's name; or
(c) represent to End Users or prospective End Users that they would be Sprint customers or that they may obtain Sprint service from Customer.

8.2 Sprint shall provide Customer written notice of a breach of this paragraph. Customer shall use its best efforts to immediately cure such breach, advising Sprint of such corrective action. If, in Sprint's opinion, Customer fails to effect a cure within 15 days of Sprint's notice, then Sprint may, at its option, terminate the Agreement pursuant to Subparagraph 4.2.

8.3 Sprint's provision of Switched Outbound Service may result in End Users being notified by their LEC that Sprint is their designated PIC. Therefore, to avoid confusion and potential "slamming" complaints, Sprint hereby authorizes Customer to use Sprint's name under the following conditions to provide End Users from whom Customer has obtained a PIC Authorization with a fulfillment piece containing the following Notice (the "Notice"):

      We want to affirm how ___ will provide your long distance service. Although ___ will provide your invoice and customer service, we use major national carriers to actually carry your long distance calls.

      After subscribing to our service, you may receive a notice from your local phone company which says that your long distance "Carrier of Choice" is
      Sprint: ___ has selected Sprint as the long distance network provider it will use to handle your calls. That selection was based on your quality and price requirements. If you have any questions about your order, please call our toll free customer service number, 1-___-____.

8.4 If Customer subscribes to Switched Outbound, calls placed by End Users to the Sprint access number will be answered "Sprint operator." This may cause confusion if the End User does not know its calls are being carried on the Sprint network. Therefore, to avoid such confusion, Sprint hereby authorizes Customer to provide End Users who use Sprint Express with a fulfillment piece containing the following notice (the "Sprint Express Notice"): "International call origination may be provided by a Sprint operator." Sprint may withdraw consent to use the Sprint Express Notice upon 10 days written notice.

9. SERVICE. Services provided hereunder are described in Exhibit 2.

10. LEGAL COMPLIANCE; REMEDIES FOR NON-COMPLIANCE.

10.1 Customer represents and warrants that (a) it has obtained appropriate certificates of public convenience and necessity, licenses and all required regulatory approvals and that it is legally authorized to provide service as contemplated under the terms and conditions of this Agreement and (b) it will immediately notify Sprint in the event such certificates of public convenience and necessity, licenses or other required regulatory approvals should be revoked, suspended or, for whatever reason, cease to be effective.

10.2 Customer's failure to comply with paragraph 10.1 above will constitute a material breach of this Agreement and Sprint may reject End User ANIs submitted by Customer for placement under its account and/or terminate this Agreement immediately. Sprint will resume accepting ANIs only after Customer produces evidence satisfactory to Sprint that it is in compliance with paragraph 10.1.

11. CUSTOMER DUTIES, OBLIGATIONS AND RESPONSIBILITIES.

11.1 Customer will not be relieved of any duty, obligation or responsibility hereunder due to the fact that Service is ultimately provided to End Users.

11.2 Customer represents and warrants that it will comply with all applicable laws and applicable rules and regulations promulgated by federal and state regulatory agencies, including, but not limited to, those concerning interexchange carrier selection. Customer represents and warrants that it will not submit to Sprint an End User ANI for activation without obtaining and maintaining a proper PIC Authorization that complies with all applicable federal and state laws, rules and regulations. Customer shall produce for Sprint's inspection, at Customer's expense, any PIC Authorization within 48 hours after Sprint's oral or written request, or within any shorter period required by a LEC or regulatory agency.

11.3 Customer's failure to comply with paragraph 11.2 above will constitute a material breach of this Agreement and Sprint may refuse to activate additional ANIs under Customer's account and/or terminate this Agreement immediately. Sprint will resume accepting ANIs only after Customer produces evidence satisfactory to Sprint that it is in compliance with paragraph 11.2.

11.4 Customer will reimburse Sprint for any charge assessed by a LEC for processing a PIC change due to a Customer initiated dispute.

11.5 Customer will defend at Sprint's request, indemnify and hold harmless Sprint and each of its officers, directors, employees and agents against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including without limitation, all reasonable costs and expenses incurred (legal, accounting or otherwise) (collectively, "Damages") arising out of resulting from or based upon any pending or threatened complaint, claim, action, proceeding or suit by any third party (a "Claim") alleging Customer's violation of any law or any rule or regulation of a federal or state regulatory agency, including, but not limited to, those laws, rules and regulations with respect to the unauthorized switch of an End User's preferred interexchange carrier ("slamming").

11.6 Customer will be solely responsible for End User solicitation, service requests, creditworthiness, customer service, billing and collection. Customer remains responsible for compliance with all terms and conditions of this Agreement, including, but not limited to, payment responsibilities, without regard to Customer's ability to charge for Services used by End Users or to collect payment from End Users.

11.7 Customer will be financially responsible for usage generated by each End User ANI activated by Sprint until such ANI is presubscribed


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to another IXC. Customer may request Sprint to block Network Extension Service to an ANI upon the End User's failure to pay Customer, subject to Customer's prior certification to Sprint that it has given the End User any notice required by any applicable statute, rule or regulation. Customer will reimburse Sprint for expenses incurred to block an ANI.

11.8 Customer will be solely responsible for amounts it cannot collect from End Users, including all fraudulent charges and for billing adjustments it grants End Users, including adjustments for fraudulent charges, directory assistance or any other form of credit.

11.9 Customer will comply with Sprint's network interface procedures when it orders it own access facilities.

11.10 The minimum installation and disconnect intervals for switched Service Elements is 15 calendar days and for dedicated Service Elements is 35 calendar days.

12. SERVICE ACTIVATION. Sprint will use reasonable efforts to provide switched Service within 15 days, and dedicated Service within 30 days, following Customer's order, or the requested delivery date, whichever is later. These installation objectives will be extended by the time it takes to address activation errors or obtain from Customer a complete and accurate order or PIC Authorization. Customer shall reimburse Sprint for LEC imposed fees resulting from a request to expedite Service.

13. PRICING; FORWARD PRICING; GENERAL CONDITIONS.

13.1. Pricing. Sprint Wholesale Solution Base Rates and Promotional Discounts are contained in the Attachments hereto.

13.2. Prices in Lieu of Other Discounts. Sprint Wholesale Solution Base Rates and Promotional Discounts are extended in lieu of any other Tariff or contractual discount, special pricing, or discount term plan. Discounts upon discounts are only permitted if expressly provided for herein.

13.3. Prices Contingent on Performance. Sprint Wholesale Solution Base Rates and Promotional Discounts are contingent on Customer's full performance of all terms of the Agreement. If Customer fails to pay the undisputed portion of an invoice pursuant to Paragraph 17, Sprint may, at its option and in addition to other remedies available in law or equity, take one or more of the following steps:
(i) refuse to accept additional orders for Service; (ii) refuse to install new Service types or Service locations; (iii) disconnect or block ANIs, circuits, or other Service Elements for which full payment has not been made; and/or (iv) discontinue Promotional Discounts for Services provided until such time as Customer is in full compliance with Paragraph 17 of this Agreement.

13.4. Per Minute Charges. Sprint Wholesale Solution Base Rates are invoiced based on Per Minute Charges utilizing the Rate Periods and Billing Increments in Attachment B.

13.5. Non-Bell Switched Origination, Termination and Toll Free Origination Charges. Customer shall pay the charges specified in Attachment B for each originating minute and each terminating minute of an interstate call that originates and/or terminates in a Non-Bell Service Area.

13.6. Switched Origination, and Termination Charges. Customer shall pay the charges specified in Attachment B for each originating minute and each terminating minute of an interstate call.

13.7. Promotional Pricing Levels. Customer will receive Discount One and Discount Two discounts applied only to Rate Elements as provided in Attachments C and D.

13.8. Forward Pricing. As a transition to the pricing hereunder, Discount Two discounts may be based for a period of time on the greater of Customer's actual Discount Two Monthly Volume of Service or a specified Forward Pricing Volume of Service. The Forward Pricing Volume of Service and the period during which it may be applied are specified in Attachment A.

14. SURCHARGES.

14.1. Minimum Commitment Surcharge. For any period during which Customer fails to meet the Minimum Commitment stated on Attachment A, Customer shall pay a surcharge for Service provided during such period equal to 25% of the difference between the Minimum Commitment for such period and Customer's actual Net Usage during such period. Customer's satisfaction of the Minimum Commitment shall not relieve Customer of any credit or security obligations set forth in this Agreement.

14.2. LEC Cap Surcharge. Any month Customer exceeds the Maximum Non-Bell Traffic Percentage specified in Attachment B for any Service type, Customer shall pay Sprint the per minute surcharge for such Service specified in Attachment B for each minute above the Maximum Non-Bell Traffic Percentage that originates from or terminates to a Non-Bell Service Area. Maximum Non-Bell Traffic Percentages will be calculated independently for originating and terminating minutes at each Product Hierarchy Level.

14.3. Minimum Average Time Requirement Surcharge. Any month Customer fails to equal or exceed the Minimum Average Time Requirement specified in Attachment B for Services specified in Attachment B, then Customer shall pay Sprint a per minute surcharge on such usage equal to (a) the per minute surcharge specified in Attachment B multiplied by (b) the difference between (i) the number of minutes the Service was used and (ii) the number of calls using the Service multiplied by the Minimum Average Time Requirement. This surcharge shall be calculated at each Product Hierarchy Level.

14.4. Noncomplete Call Surcharge. Any month Customer exceeds the Maximum Noncomplete Toll Free Call Percentage for interstate Dedicated Toll Free, Toll Free Extension, and/or interstate Switched Toll Free traffic as stated on Attachment B, Customer shall pay Sprint a surcharge equal to the amount stated in Attachment B for each Noncomplete Toll Free Call in excess of the Maximum Noncomplete Toll Free Call Percentage. This surcharge shall be calculated at each Product Hierarchy Level.

14.5. Minimum Port Usage Surcharge. Any month Customer fails to equal or exceed the Minimum Port Usage per Active Dedicated Outbound Port (calculated as Customer's actual Net Usage for Dedicated Outbound Service divided by Customer's total number of Active Dedicated Outbound Ports at each Product Hierarchy Level) as stated on Attachment A, Customer shall pay Sprint a surcharge on its Dedicated Outbound Service usage equal to the difference between (a) Customer's actual Net Usage for Dedicated Outbound Service and (b) the Minimum Port Usage multiplied by the total number of Active Dedicated Outbound Ports.

15. SERVICE CHARGES.

For each End User ANI or Toll Free number Customer submits for activation that requires Sprint to disconnect or transfer such ANI or Toll Free number from Sprint's data base before placing it within Customer's CTIS hierarchy, Customer will pay to Sprint a service charge of $25.00. Notwithstanding the foregoing, the service charge described in this paragraph 15 will be waived if such ANIs, or Toll Free numbers do not exceed 15% of the total ANIs or Toll Free numbers submitted by Customer during the immediately preceding ninety (90) days.


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16. SPECIAL RATE ADJUSTMENTS.

16.1. Sprint may, after 5 days notice to Customer, adjust the price of Service provided hereunder to reflect changes in international cost of service or currency exchange rates.

16.2. Sprint will unilaterally amend Attachment B switched origination and switched termination access charges effective on the first day of January and July. The adjustment will consider increases and/or decreases in statewide average minute of use originating and terminating interstate LEC access charges imposed on Sprint during a measurement period ending approximately ninety (90) days prior to the effective date of the amendment. Customer will pay amended Attachment B charges for Service usage beginning on the effective date of the amendment until the effective date of the succeeding amendment. Attachment B charges apply only to those Services identified in Attachment B, paragraph 13.13.6.

17. PAYMENT FOR SERVICE.

17.1. Payment Obligation. Customer shall pay Sprint for Service pursuant to the terms of this Agreement and applicable Tariffs.

17.2. Call Detail. Sprint will provide Customer with a Carrier Transport Call Detail Record file containing Customer's Service usage. Sprint may, at its option and without liability to Customer, modify the format of the Carrier Transport Call Detail Record file upon sixty (60) days written notice to Customer.

17.3. Payment Procedure. Sprint will invoice Customer monthly for Services provided hereunder. All amounts stated on each monthly invoice will be due and payable upon receipt. All undisputed charges for Services provided that remain unpaid by Customer for a period of thirty (30) days or more after the date of the invoice will be subject to interest from the date of the invoice at a rate of up to one and one-half percent (1-1/2%) per month, or the maximum rate allowable by applicable law. If Customer fails to pay for services in accordance with the terms set forth in this Section, Sprint may, at its option and in addition to other remedies available in law or equity, take one or more of the following steps: (i) refuse to accept additional orders for Service; (ii) refuse to install new Service types or Service locations; (iii) disconnect or block ANIs, circuits, or other Service Elements for which full payment has not been made; and/or (iv) discontinue Promotional Discounts for Services provided until such time as Customer is in full compliance with this Paragraph 17. The price of Service is exclusive of applicable taxes. Resale Solution Base Rates and Promotional Discounts are contingent on Customer providing Sprint with certificates from appropriate taxing authorities exempting Customer from taxes that would otherwise be invoiced hereunder.

17.4. Billing Disputes. In the event Customer, in good faith, disputes Sprint's computation of amounts due and owing within all applicable legal periods of limitation, Customer may withhold payment of the disputed amount Customer must pay all charges which are not in dispute in accordance with the payment terms set forth in this Section. An amount will not be considered "in dispute" until Customer has provided Sprint with written documentation explaining the disputed amount and describing the factual and legal basis of the dispute. Customer must cooperate with Sprint to resolve any dispute expeditiously. All disputed amounts are due and payable immediately upon Sprint's written denial of the dispute.

18. PAYMENT SECURITY. Provision of Service is contingent on credit approval by Sprint. Upon request by Sprint, Customer shall provide Sprint with financial statements or other indications of Customer's financial and business circumstances. If Customer's financial or business circumstances or payment history is or, during the Term, becomes unacceptable to Sprint then Sprint may require a deposit, irrevocable letter of credit or other form of security acceptable to Sprint Customer's failure to provide such security within 10 days following Sprint's reasonable request shall constitute a default under Subparagraph 4.2.

19. PROPERTY AND PERSONAL INJURY INDEMNIFICATION. Each Party agrees to indemnify, hold harmless, and defend the other Party, its directors, officers, employees, agents and their successors and assigns from and against any and all claims, demands, causes of action, losses, damages, expenses or liabilities, including costs and reasonable attorney's fees, arising out of claims made by third parties for personal injury (or death) or loss or damage to personal property, arising out of or related to the negligent or willful misconduct, errors or omissions, of the indemnifying Party or its subcontractors, directors, officers, employees, agents or representatives. Claims made by employees of a Party which are covered under applicable workers' compensation laws are not indemnified hereunder.

20. PROPRIETARY RIGHTS INDEMNITY. If Customer is made the subject of any claim or lawsuit by reason of its use of the Services provided hereunder based on the allegation that the Service as provided by Sprint constitutes an infringement of any third party patent, copyright or trade secret, enforceable in countries ratifying the Berne Convention, Customer will promptly notify Sprint thereof in writing. Sprint will defend and indemnify Customer against all such claims, demands, and causes of action based on the actual or alleged infringement of any such third party right. The indemnities set forth in this Section will include, without limitation, all penalties, awards and judgments, all court and arbitration costs, attorney's fees and other out-of-pocket costs reasonably incurred in connection with such claims, demands and causes of action. Sprint will have sole discretion to settle or compromise such claim or lawsuit without the written consent of Customer provided that such settlement or compromise does not require Customer to make any payment not indemnified. Sprint will have the sole right to retain and select counsel to represent its interests in defending any such claim or litigation as part of its indemnification obligation hereunder. Sprint will not reimburse Customer for its attorneys' fees and costs in connection with Customer's separate retention of counsel, unless Sprint will have wrongly failed to defend and indemnify Customer.

If any action results in a final injunction against Customer with respect to the Services provided pursuant to this Agreement, Sprint agrees that it will at its option and its sole expense, either (1) procure for Customer the right to continue using the infringing Services or (2) replace or modify the same so that it becomes non-infringing or (3) substitute for the Services non-infringing replacement Services having a capability equivalent to the Services provided herein. If none of the foregoing alternatives is reasonably available to Sprint, then Customer will have the right to terminate the affected portions of this Agreement. Sprint will have no liability under this indemnity provision to the extent the claim is based on a use, a modification, or a combination of Sprint Services with products, goods or services not directly provided by Sprint.

21. LIMITATION OF LIABILITY.

21.1 SPRINT'S ENTIRE LIABILITY RESULTING FROM ITS FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT IN NO EVENT WILL EXCEED AN AMOUNT EQUAL TO THE NET USAGE CHARGES PAID TO SPRINT BY CUSTOMER DURING THE THREE (3) MONTHS IMMEDIATELY PRECEDING THE EVENT OUT OF WHICH THE LIABILITY AROSE. SPRINT WILL NOT BE LIABLE FOR ANY UNAVOIDABLE DAMAGE TO CUSTOMER'S PREMISES.

21.2 IN NO EVENT WILL SPRINT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES FOR ANY CAUSE OF ACTION, WHETHER IN CONTRACT OR TORT. INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, LOST PROFITS OR REVENUES AND LOSS OF BUSINESS OPPORTUNITY, WHETHER


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OR NOT SPRINT WAS AWARE OR SHOULD HAVE BEEN AWARE OF THE POSSIBILITY OF SUCH
DAMAGES.

21.3 WITH RESPECT TO THE SERVICES, MATERIALS AND EQUIPMENT PROVIDED HEREUNDER, SPRINT HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, NOT EXPLICITLY STATED IN THE AGREEMENT, AND IN PARTICULAR DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

22. ARBITRATION. Any dispute arising out of or relating to the Agreement may, at the option of the Parties, be finally settled by arbitration. If the Parties elect arbitration, such arbitration will be in accordance with the rules of the American Arbitration Association. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1, et. seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The arbitration will be held in the Kansas City, MO metropolitan area.

23. NOTICES. Notices, requests or other communications (excluding invoices) hereunder shall be in writing and sent by certified mail addressed as follows:

      If to Sprint:              Sprint Communications Company L.P.
                                 Attention: Vice President-Wholesale Services
                                 1520 East Rochelle Blvd
                                 Irving, TX 75039

      With copy to:              Sprint Communications Company L.P.
                                 Attention: Vice President Law-Marketing/Sales
                                 8140 Ward Parkway
                                 Kansas City, MO 64114

      If to Customer:            Logix Communication Corporation
                                 Attention: John Grey
                                 3555 NW 58th Street #900
                                 Oklahoma City, Oklahoma 73112

24. ASSIGNMENT. Customer may not assign or delegate its responsibilities, duties, rights or obligations under this Agreement to any person, corporation or other entity without the written consent of Sprint, such consent not to be unreasonably withheld.

25. EXCUSABLE DELAY.

25.1 Except for the performance of obligations set forth in Paragraphs 17 and 18 of this Agreement, Sprint and Customer agree that neither Party will be responsible for any delay, interruption or other failure to perform hereunder due to acts beyond the control of the responsible Party. Such acts include, but are not limited to, natural disasters such as lightening, earthquakes, hurricanes, floods or other like causes; war, riot, civil commotion; cable cuts; explosion or fire; embargoes, strikes or labor disputes: or decrees of governmental entities.

25.2 The affected Party will give notice to the other Party in the event of any of the foregoing occurrences. Upon such notice, Sprint may cancel or delay performance for as long as such performance is delayed by such occurrence or occurrences, and in such event will have no liability to Customer. Should such occurrence continue for more than 60 days and adversely and materially impact the other party, such other party may terminate this Agreement without liability upon payment for all Services delivered prior to the date of such termination, plus all other charges and costs then incurred.

26. HEADINGS. The headings set forth in this Agreement are for purposes of reference only and do not in any way limit or otherwise affect the meaning or interpretation of any of the terms of this Agreement.

27. CHOICE OF LAW. This Agreement and all claims relating to the relationship between Sprint and Customer, including all claims in tort, contract, at law or in equity will be governed by, construed, enforced and interpreted in accordance with the laws of the state of Kansas without regard to the choice of law principles thereof.

28. RULES OF CONSTRUCTION. No rule of construction requiring interpretation against the draftsman shall apply in the interpretation of this Agreement.

29. MODIFICATION OF AGREEMENT. This Agreement may be modified only by written amendment, executed by officers of Customer and Sprint. Any oral agreement contrary to the terms of any Service Agreement will not be admissible in any dispute, whether in a court of law or in arbitration.

30. WAIVER OF TERMS. If either Party fails, at any time, to enforce any right or remedy available to it under this Agreement, that failure will not be construed to be a waiver of the right or remedy with respect to any other breach or failure by the other Party.

31. PARTIAL INVALIDITY. In the event any of the provisions of this Agreement are held to be invalid, illegal, or unenforceable, the unaffected provisions of this Agreement will be unimpaired and remain in full force and effect. Sprint and Customer will negotiate to substitute for such invalid, illegal or unenforceable provision a mutually acceptable provision consistent with the original intention of the Parties.

32. CUMULATIVE REMEDIES. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity.

33. ENTIRE AGREEMENT. This Agreement, including Exhibits, Attachments, and the documents and instruments referred to herein, constitutes the entire understanding between the Parties relating to its subject matter and supersedes all prior or contemporaneous negotiations or agreements, whether oral or written, relating to the subject matter hereof. Customer is not relying upon any representations or promises made by or on behalf of Sprint in entering into this Agreement.

34. EXPIRATION OF OFFER. Sprint's offer to enter into this Agreement shall be withdrawn if the Agreement is not executed by both Parties within 45 days after the Proposal Date stated on Attachment A.

EXECUTED and made effective as provided herein.


LOGIX                               SPRINT COMMUNICATIONS COMPANY L.P.
(Customer)

By: /s/ Albert H. Plain Jr.         By: /s/ John Dupree
    --------------------------          ----------------------------------------
                                        John Dupree
Title: CEO                              Vice President, Wholesale Services Group
       -----------------------          ----------------------------------------
Date: 12-20-99                      Date: 1-12-00
      ------------------------            --------------------------------------


                         SPRINT PROPRIETARY INFORMATION

                                    EXHIBIT 1

                                   DEFINITIONS

Capitalized terms appearing in bold print in the Agreement, its Exhibits and Attachments are defined as follows:

"Active Dedicated Outbound Port" means a Customer access port (DS-O equivalent) connected to Sprint and activated as Dedicated Outbound Service.

"ANI" means a calling telephone number identification which is forwarded to an IXC by a LEC as a call is placed.

"Associated Location" means a physical premise to or from which Sprint provides Service which is: (a) owned or leased by Customer; (b) occupied by a business in which Customer has an equity interest of at least a 25%; or (c) occupied by a franchisee of Customer.

"Attachment" means a supplement attached to, and a part of; the Agreement.

"Billing Increment" means a Tariffed billing increment, unless otherwise stated in Attachment B.

"Calling Card" means a card issued to an End User in Customer's name containing an authorization code that the End User may use to originate calls over Sprint's network as provided in Exhibit 2.

"CIC" means an IXC carrier identification code.

"CTIS" means Sprint's Carrier Transport Invoicing System.

"Day Rate Period" means the Tariff day rate period unless otherwise specified herein.

"Discount One" means a Rate Element specific discount that (1) is based on Customer's Discount One Monthly Volume of Service and (2) is applied to usage at the Service Hierarchy Level that has been priced at Sprint Wholesale Solution Base Rates.

"Discount One Monthly Volume of Service" means the volume of Customer's monthly usage, at each Product Hierarchy Level, for a specific Rate Element priced at Sprint Wholesale Solution Base Rates.

"Discount Rate Period" means the Tariff international discount rate period unless otherwise specified herein.

"Discount Three" means a Rate Element specific discount that (1) is based on Customer's Discount Three Monthly Volume of Service and (2) is applied at the Product Hierarchy Level or the Service Hierarchy Level to interstate or international usage to the LATAs or countries specified in Attachment C.

"Discount Three Monthly Volume of Service" means the volume of Customer's monthly usage, at the Product Hierarchy Level or Service Hierarchy Level, of interstate or international minutes to the specific LATAs or countries identified in Attachment C and priced based on the usage levels and Rate Periods specified in Attachment C.

"Discount Two" means a Rate Element specific discount that (1) is based on Customer's Discount Two Monthly Volume of Service and (2) is applied to usage at the Service Hierarchy Level that has been priced at Sprint Wholesale Solution Base Rates less Discount One discounts.

"Discount Two Monthly Volume of Service" means the volume of Customer's monthly usage, at the Master Hierarchy Level, of all Resale Solution Services, including directory assistance Services, priced at Sprint Wholesale Solution Base Rates after the application of Discount One discounts, but prior to the application of Discount Two discounts. Discount Two Monthly Volume of Service does not include Sprint Wholesale Solution Service charges that are not based on usage, Clearline Service charges, Private Line charges, any charge associated with access (dedicated or non-dedicated), facilities charges, any usage related fixed charge, any non-recurring charge such as installation charges, taxes, surcharges, transfer fees, or interest.

"Early Termination Charge" means the charge imposed for terminating the Agreement prior to expiration of the Term as provided in Paragraph 5 thereof.

"Economy Rate Period" means the Tariff international economy rate period.

"End User" means a customer of Customer to whom Sprint extends Network Extension Service at a Non-Associated Location.

"Evening Rate Period" means the Tariff evening rate period unless otherwise specified herein.

"Excusable Delay" means any event that prevents a Party from performing its obligations hereunder and that is beyond the reasonable control and without the fault or negligence of such Party.

"Exhibit" means a supplement attached to, and a part of the Agreement.

"Forward Pricing Volume of Service" means the volume of service specified in Attachment A upon which Discount Two discounts may be based as provided in Subparagraph 13.8 of the Agreement.

"Interstate Adjustment" means the adjustment under Subparagraph 6.2 to the invoice for interstate usage that is based on the level of intrastate usage.

"Interstate Adjustment Rate" means the rate identified in Attachment D that is used to determine the Interstate Adjustment as provided in Subparagraph 6.2.

"IXC" means interexchange carrier.

"LEC" means local exchange carrier.

"Master Hierarchy Level" means billing hierarchy level 1.

"Maximum Noncomplete Toll Free Call Percentage" means, for each month, for each Service type, the ratio, expressed as a percentage, of (i) the aggregate number of Noncomplete Toll Free Calls during such period divided by (ii) the aggregate number of Toll Free calls during such period. This percentage shall be calculated at each Product Hierarchy Level.

"Maximum Non-Bell Traffic Percentage" means, for each month, the ratio, expressed as a percentage, of (i) the number of minutes during such period that originate from, or terminate in, a Non-Bell Service Area, divided by (ii) the total number of minutes during such period. Maximum Non-Bell Traffic Percentages will be calculated independently for originating and terminating minutes at the Product Hierarchy Level.


                         SPRINT PROPRIETARY INFORMATION

"Minimum Average Time Requirement" means the minimum average call duration, expressed in minutes, for Services as specified in Attachment B. Minimum Average Time Requirement calculations will be made at each Product Hierarchy Level.

"Minimum Commitment" means the minimum monthly usage commitment stated on Attachment A. The calculation to determine whether Customer has met the Minimum Commitment shall be based on Customer's invoiced Net Usage.

"Minimum Port Usage" means the minimum Net Usage for Dedicated Outbound Service stated on Attachment A that Customer shall generate per Active Dedicated Outbound Port.

"Network Extension Service" means Service that Sprint extends to the Non-Associated Location of an End User.

"Net Usage" means the monthly amount invoiced for use of a Service net of Discount One, Discount Two and Discount Three discounts. Net Usage includes the following as they apply to particular Services: monthly per-minute usage charges invoiced under the Agreement; route advance charges; real time ANI charges; switched origination and termination charges; directory assistance charges; Minimum Average Time Requirement Surcharges; Noncomplete Call Surcharges; FONCard surcharges; and LEC Cap Surcharges.

"Night/Weekend Rate Period" means the Tariff night/weekend rate period unless otherwise specified herein.

"Non complete Toll Free Call" means an attempted Switched Toll Free, Dedicated Toll Free, or Toll Free Extension call that is not completed to the called number for any reason.

"Non-Associated Location" means any physical premise to or from which Sprint provides Service that is not an Associated Location.

"Non-Bell Service Area" means the geographic service area of any "independent" LEC which is not a Bell Operating Company.

"Off Peak Rate Period" means (a) the Evening Rate Period and the Night/Weekend Rate Period for interstate traffic and (b) the Discount Rate Period and Economy Rate Period for international traffic.

"Peak Rate Period" means (a) the Day Rate Period for interstate traffic and (b) the Standard Rate Period for international traffic.

"Per Minute Charge" means the per minute charge for Service as set forth in Exhibit C based on Rate Periods and Billing Increments stated in Attachment B.

"PIC "means primary interexchange carrier

"PIC Authorization" means an End User's selection of a PIC that meets the requirements of federal and state law.

"Primary Carrier" means the IXC designated by Customer as its first routing choice and primary overflow carrier.

"Primary Carrier Service" means the Service specified in Attachment A for which Sprint shall be Customer's Primary Carrier.

"Product Hierarchy Level" means the fifth level in the Customer billing hierarchy, and is directly above the Service Hierarchy Level which ties like Services together for purposes of reporting. Each Product Hierarchy Level is considered independently for calculation and application of Discount One, LEC Cap Surcharges, Minimum Average Time Requirement Surcharges, Noncomplete Toll Free Call Surcharges and Minimum Port Usage Surcharges.

"Promotional Discounts" is a collective reference to Discount One, Discount Two, Discount Three and Interstate Adjustments.

"Proposal Date" means the date indicated on Attachment A that the Agreement is offered by Sprint to Customer.

"Proprietary Information" means (a) written information of a Party which is clearly and conspicuously marked as proprietary or confidential or which is accompanied by written notice that such information is confidential, or (b) a verbal communication which is subsequently confirmed in writing to the other Party as confidential or proprietary information which (i) is maintained in confidence and secrecy by the disclosing Party, (ii) is valuable to the disclosing Party because of such confidence or secrecy, and (iii) is subject to the disclosing Party's reasonable efforts to maintain such confidentiality and secrecy. Proprietary Information shall not include information which (1) is at any time in the public domain other than through wrongdoing on the part of an entity owing a duty of confidentiality to the disclosing Party, (2) is within legitimate possession of the receiving Party without obligation of confidentiality, (3) is lawfully received from a third party having rights therein without restriction of the right to disseminate the information, (4) is independently developed without breach of any obligation of confidentiality through parties without access to or knowledge of such Proprietary Information,
(5) is disclosed with prior written approval of the other Party, (6) is transmitted after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further Proprietary Information, or (7) is obligated to be produced under order of a court of competent jurisdiction.

"Rate Element" means a jurisdictional element of the rate for a particular Service. For example, Dedicated Outbound rates consist of separate Rate Elements for interstate, intrastate, Canada, Mexico domestic, Mexico international, other international, and directory assistance usage.

"Rate Periods" is a collective reference to the Day Rate Period, Discount Rate Period, Economy Rate Period, Evening Rate Period, Night/Weekend Rate Period, Off Peak Rate Period, Peak Rate Period, and Standard Rate Period.

"Service" means the service identified in the Exhibits and Attachments that Sprint shall provide and Customer shall purchase hereunder.

"Service Element" means any line, circuit or other unit of a Service. In the case of switched or virtual Services, "Service Element" means switched or virtual Services provided at a Customer location.

"Service Hierarchy Level" means the sixth and lowest level in the Customer's billing hierarchy.

"Sprint Wholesale FONCard Service" means a Service consisting of a Sprint authorization code incorporated into Customer's Calling Card which, together with Customer's service enhancements, is provided to End Users for use in originating calls over Sprint's network as provided in Exhibit 2.

"Sprint Wholesale Solution Base Rates" means the prices provided herein for Sprint Wholesale Solution Service.

"Sprint Wholesale Solution Service" means switched Service purchased under the Agreement and invoiced under CTIS.

"Standard Rate Period" means the Tariff standard rate period for international Service unless otherwise specified herein.

"Tariff(s)" means any applicable tariff filed by Sprint with the Federal Communications Commission for interstate or international Service (including Tariff revisions) and/or any applicable tariff filed with a state regulatory commission for intrastate Service. Should Sprint no longer file Tariffs in order to provide Service, then Tariff shall mean the standard rate tables and terms and conditions that replace such Tariffs.

"Term" means the term of the Agreement as provided in Paragraph 3 thereof.


                         SPRINT PROPRIETARY INFORMATION

                                    EXHIBIT 2

                                    SERVICES

The following Services are provided pursuant to the Agreement:

1. OUTBOUND SERVICE.

1.1. SPRINT WHOLESALE DEDICATED OUTBOUND AND SPRINT WHOLESALE OUTBOUND EXTENSION. Dedicated Outbound and Outbound Extension as further defined below are provided hereunder for switched outbound traffic with interstate or international termination that originates over dedicated special access (DS-1 or DS-3) circuits.

1.2. SPRINT WHOLESALE DEDICATED OUTBOUND (also referred to herein as Dedicated Outbound). Dedicated Outbound is Service subscribed to, and paid for, by Customer that originates from an Associated Location. Dedicated Outbound may be obtained only by a carrier with its own CIC.

1.3. SPRINT WHOLESALE OUTBOUND EXTENSION (also referred to herein as Outbound Extension). Outbound Extension is Service subscribed to, and paid for, by Customer but connected directly to a Non-Associated Location.

1.4. SPRINT WHOLESALE SWITCHED OUTBOUND (also referred to herein as Switched Outbound). Switched Outbound is provided hereunder for switched access outbound traffic utilizing Feature Group D protocol having interstate or international termination.

2. TOLL FREE SERVICE.

2.1. SPRINT WHOLESALE DEDICATED TOLL FREE and SPRINT WHOLESALE TOLL FREE EXTENSION. Dedicated Toll Free and Toll Free Extension as further defined below are provided hereunder for Customer switched inbound traffic with interstate or international origination that terminates over dedicated special access (DS-l or DS-3) circuits.

2.2. SPRINT WHOLESALE DEDICATED TOLL FREE (also referred to herein as Dedicated Toll Free). Dedicated Toll Free is Toll Free Service subscribed to, and paid for, by Customer that terminates to an Associated Location. Dedicated Toll Free may be obtained only by a carrier with its own CIC.

2.3. SPRINT WHOLESALE TOLL FREE EXTENSION (also referred to herein as Toll Free Extension). Toll Free Extension is Toll Free Service subscribed to, and paid for, by Customer but connected directly to a Non-Associated Location.

2.4. SPRINT WHOLESALE SWITCHED TOLL FREE (also referred to herein as Switched Toll Free). Switched Toll Free is provided hereunder for switched inbound traffic, terminating on Feature Group D protocol, having interstate or international origination.

2.5. INTERNATIONAL TOLL FREE ORIGINATION. International Toll Free Service ("ITFS") shall be provided subject to availability. Because of a limited quantity of Toll Free numbers in some countries, Sprint may, as it deems appropriate, after 30 days notice, disconnect any ITFS number which does not generate at least 60 minutes of usage during any period of three consecutive months. ITFS traffic must be terminated directly in the continental U.S. If reorigination occurs, ITFS traffic is subject to foreign PTT interruption and is beyond Sprint's control. ITFS Service shall be provided pursuant to Tariff, including rates, discounts and Toll Free number charges, unless otherwise provided herein.

3. DIRECTORY ASSISTANCE.

3.1. INTERSTATE. Interstate directory assistance provided hereunder must have a domestic origination over Customer's circuits. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in LEC directory assistance charges.

3.2. INTERNATIONAL. International directory assistance is provided pursuant to Tariff. International directory assistance must have a domestic origination over Customer's circuits and request numbers must be located in the countries listed in Sprint's FCC Tariff 1, Section 2.1. International directory assistance may be obtained by calling a Sprint operator who will request the number from the appropriate country's international operator. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in directory assistance charges of other countries.

3.3. TOLL FREE DIRECTORY LISTINGS. Customer's Toll Free numbers shall not be eligible for any toll free directory listing at Sprint's expense.

4. SPRINT WHOLESALE FONCARD SERVICE.

4.1. Sprint Wholesale FONCard Service (also referred to herein as FONCard) consists of an authorization code issued by Sprint which Customer will incorporate into a Calling Card. The Calling Card, together with Customer provided service enhancements, will be provided in Customer's name to End Users who may use the card to originate calls over Sprint's network in the contiguous U.S and selected countries. Sprint will transport Customer's Calling Card traffic with the same quality as Sprint FONCard traffic.

4.2. Availability. Sprint Wholesale FONCard Service is provided subject to (a) availability and compatibility of facilities, (b) Customer fulfillment, and (c) Toll Free access origination, which Customer agrees may be withheld by Sprint in certain LATAs because of facility constraints.

4.3. Activation. Sprint will provide Customer with activated authorization codes to be imprinted on Customer's Calling Cards. The codes will be provided within 30 days following Customer's request and notice to Sprint of Customer's fulfillment vendor.

4.4. Toll Free Access. Customer may elect Calling Card access to a Sprint operator using either a "Generic" or "Branded" Toll Free access number. The operator response to a Generic Toll Free call will be similar to: "Long Distance, may I help you?" Calls to a Branded access number will be answered by an operator assigned exclusively to Customer. Operator response to Branded access calls will be similar to: "(Customer) Long Distance Operator."

Customer shall pay a non-recurring charge for establishing account access as provided in Attachment B.

4.5. Service Representative. Sprint will designate a representative to provide Customer service. This representative will not be available for direct contact by End Users.


                         SPRINT PROPRIETARY INFORMATION

4.6. Non-Emergency Deactivation. Sprint will advise Customer of the process for requesting non-emergency deactivation of an authorization code. Sprint may periodically deactivate unused authorization codes to minimize potential fraud. Sprint will notify Customer of any such deactivation. Emergency deactivation is provided for in Subparagraph 4.9 of this Attachment.

4.7. Remedy for Service Failure. Notwithstanding anything to the contrary in Subparagraph 4.1(e) of the Agreement, Customer's sole and exclusive remedy for failure of a particular Sprint Wholesale FONCard Service shall be discontinuation of the affected Service subject to Paragraph 25 of the Agreement.

4.8. Customer Obligations. Customer shall, at Customer's expense: (a) design, manufacture and distribute its Calling Cards; (b) solicit End Users in its own name in compliance with Paragraph 8 of the Agreement; (c) address End User service requests; (d) determine End User creditworthiness; (e) define its relationship with End Users relative to its Calling Card service by tariff or contract; (f) provide Calling Card fulfillment using a bonded fulfillment vendor; (g) supply its fulfillment vendor with necessary End User information;
(h) maintain its own End User data base; (i) provide End User customer service, billing and collection; (j) maintain its own End User customer service number, which shall be printed on each Calling Card; (k) establish internal Calling Card management procedures; (l) monitor for fraud and code abuse; and (m) cooperate and interface with Sprint to prevent fraud or code abuse as provided herein.

Customer shall provide Sprint with all order authorizations, service applications and information that Sprint requires to establish and maintain Sprint Wholesale FONCard Service and proper invoicing.

Customer shall be liable for (a) all usage charged to an activated authorization code after the code is provided to Customer or its agent, (b) non payment by End Users, and (c) billing adjustments granted to End Users as provided in Subparagraph 11.6 of the Agreement.

Customer shall indemnify and hold Sprint harmless from any claim or damages resulting from Sprint's deactivation of an authorization code at Customer's request.

4.9. Code Abuse; Fraud; Emergency Deactivation. Sprint and Customer will cooperate to deter Calling Card fraud and code abuse. Sprint will monitor usage of Customer Calling Cards to detect fraud or code abuse in the same manner that it monitors FONCard usage of its own customers. This activity will not create any liability on the part of Sprint resulting from code abuse or fraud. Customer shall be liable for all usage charged to an activated authorization code that results from fraud or code abuse.

Sprint will notify Customer of (a) the process Customer may use to obtain emergency deactivation of a lost or stolen Calling Card and (b) the process Sprint will use to notify Customer of suspected fraud or code abuse.

Customer shall maintain a 7 day per week, 24 hour per day, contact that Sprint will immediately notify if fraud or code abuse is suspected. Customer shall advise Sprint within 30 minutes after receiving such notice whether it wants the authorization code deactivated. If Sprint is unable to reach Customer's contact, or if Customer fails to respond to Sprint's notice within 30 minutes, Sprint may, in its discretion, deactivate the authorization code and advise Customer of its actions. Sprint shall incur no liability for such deactivation.

Sprint shall be liable for calls charged to an authorization code after a period of 4 hours following an appropriate emergency deactivation request.

Requests for credit pursuant to this subparagraph shall be supported by appropriate documentation. Sprint will investigate and, in its discretion, either approve or reject such requests. Notwithstanding anything in Paragraph 18 of the Agreement, the amount of any credit request under this subparagraph shall not be deducted as a disputed charge prior to payment of an invoice.

5.0. ANI Screening Suppression. In the event Sprint provides ANI Screening Suppression (ANI-S-S) to any of the Parties executing this Agreement below, such
Party: (i) agrees that all fraud monitoring is disabled, therefore, Party accepts full responsibility for any and all fraud liability; (ii) will not utilize the same trunk for both reseller equal access traffic and resale cellular traffic, (iii) will block access to any and all Sprint 800 access numbers as well as 10333 access, if technically capable, and (iv) agrees that the following restrictions apply to ANI Screening Suppression:

o Is only supported on dedicated FGD originations for Sprint Wholesale Dedicated Outbound and Sprint Wholesale Dedicated Extension services
o Renders reseller ineligible for products and services that require Feature Look-Ups to the SCP
o     Disallows fraud blocks - applies to entire switch/trunk group
o     Supports only domestic ANI delivery
o Does not support ANI based features such as Class Of Service, Account Code, Bong Off, and ANI routing, to include OPART

                                Attachment A - 1

A.3. Term of Agreement: 24 months.

A.13.8. Forward Pricing - Forward Pricing Volume of Service

      The Forward Pricing Volume of Service applicable to Discount Two discounts shall be $150,000 beginning the effective date of the Agreement and ending the last day of month four (4) of the Term.


A.14.1. Minimum Commitment:

                               Carrier Transport Monthly
           Months                 Net Usage Commitment
           ------                 --------------------

            1-4                             $0
            5-12                       $150,000
           13-24                       $200,000

A.14.5. Minimum Port Usage: $100 Minimum Net Dedicated Outbound Usage Per Port

Promotional ACF/COC/EFC Charges

      All ACF Charges will be per applicable tariff.
      Monthly recurring COC charges will be $2.50 per port.
      Monthly recurring EFC charges will be $5.50 per port when Customer utilizes Sprint's entrance facilities.

Primary Carrier Requirement

      Pricing Contingent on Primary Carrier Status. Pricing hereunder is contingent on Customer utilizing Sprint as its Primary Carrier for the following Primary Carrier Services

            Interstate Terminating Dedicated Outbound
            Interstate Originating Dedicated Inbound
            Interstate Terminating Dedicated Outbound Extension
            Interstate Originating Dedicated Inbound Extension
            Interstate Terminating Switched Outbound
            Interstate Originating Switched Inbound

      If Inbound Service is a Primary Carrier Service then Customer shall (a) designate Sprint as its Primary Carrier in the Toll Free Service Management System database for all interstate Inbound traffic that is not originated directly by Customer and (b) maintain access facilities sufficient to send at least 99% of its traffic to Sprint with no more than 2% blockage during the peak busy hour of Customer's average business day.

      If Switched Outbound is a Primary Carrier Service then 90% of all End User ANIs under Customer's control shall be PICed to Sprint during the Term.

      If Dedicated Outbound Extension is a Primary Carrier Service then 90% of all Dedicated Access End Users under Customer's control shall be placed on the Sprint network during the Term.


                             PROPRIETARY INFORMATION
[LOGO] Sprint                      RESTRICTED

                                Attachment A - 2

      If Dedicated Outbound is a Primary Carrier Service then Customer shall maintain access facilities sufficient to send to Sprint at least 99% of the traffic Customer does not terminate itself.

      Customer shall produce, within 30 days following Sprint's request, evidence reasonably acceptable to Sprint that it is in compliance with this subparagraph. Should Customer fall to maintain Sprint as Primary Carrier on any Primary Carrier Service, Sprint may, at its option and in addition to other remedies available in law or equity, discontinue Promotional Discounts for Services provided until such time as Customer is in full compliance with this subparagraph. Customer may select a temporary back-up carrier for any period during which it is affected by a Sprint network outage.

International Forecast Surcharge.

      To enable Sprint to adequately forecast demand for international capacity, Customer must provide Sprint with a forecast of projected usage (referred to as the "International Usage Forecast") to any country to which Customer anticipates generating more than 50,000 MOUs during any month (referred to as a "High Usage Country").

      Sprint reserves the right to impose a monthly surcharge on usage to each High Usage Country equal to $0.10 for each MOU (a) above 62,500 MOUs to such country if Customer does not submit an International Usage Forecast, or (b) above 125% of the usage to such country that is forecasted in Customer's International Usage Forecast.

                          International Usage Forecast

      Country                            Minutes/Month
      -------                            -------------

A.34 Proposal Date: December 9, 1999


                             PROPRIETARY INFORMATION
[LOGO] Sprint                      RESTRICTED

                                Attachment B - 1

B.13.4. Billing Increments/Usage Periods for Per Minute Charges.

      Service will be invoiced based on Per Minute Charges utilizing Tariffed Rate Periods and Tariffed Billing Increments, unless specifically set forth below:

                                                                        Initial            Additional
                          Service Type/                            Billing Increment    Billing Increment
                          Rate Element                                   (sec)                (sec)
     Interstate Dedicated Outbound & Dedicated Outbound Ext               18                    6
    Canada Term. Dedicated Outbound & Dedicated Outbound Ext              30                    6
  Mexico US Element Dedicated Outbound & Dedicated Outbound Ext           30                    6
Mexico Int'l. Element Dedicated Outbound & Dedicated Outbound Et          60                   60
     Other Int'l Dedicated Outbound & Dedicated Outbound Ext              30                    6

                  Interstate Switched Outbound                            18                    6
                 Canada Term. Switched Outbound                           30                    6
               Mexico US Element Switched Outbound                        30                    6
             Mexico Int'l. Element Switched Outbound                      60                   60
                  Other Int'l Switched Outbound                           30                    6

    Interstate Dedicated Toll Free & Dedicated Toll Free Ext.             18                    6
   Canada Orig. Dedicated Toll Free & Dedicated Toll Free Ext.            30                    6
      Mexico Dedicated Toll Free & Dedicated Toll Free Ext.               60                   60
    Other Int'l. Dedicated Toll Free & Dedicated Toll Free Ext.           30                    6
     Caribbean Dedicated Toll Free & Dedicated Toll Free Ext.             30                    6

                  Interstate Switched Toll Free                           18                    6
                 Canada Orig. Switched Toll Free                          30                    6
                    Mexico Switched Toll Free                             60                   60
                 Other Int'l. Switched Toll Free                          30                    6
                  Caribbean Switched Toll Free                            30                    6

                       Interstate FONcard                                 60                   60

B.13.5. Non-Bell Switched Origination/Termination/Toll Free Origination Charge. Customer shall pay the following charges for each minute of a switched interstate call originating or terminating in a Non-Bell Service Area:

            Not Applicable

B.13.6. Switched Origination/Termination/Toll Free Origination Charge. Customer shall pay the following charges for each minute of a switched interstate:

            Dedicated Outbound - The Termination Charge on Attachment B-3 will be applied to all terminating minutes
            Dedicated Toll Free - The Origination Charge on Attachment B-3 will be applied to all originating minutes
            Switched Outbound - Not Applicable
            Switched Toll Free - Not Applicable
            FONcard - Not Applicable
            Dedicated Outbound Extension - Not Applicable
            Dedicated Toll Free Extension - Not Applicable


                             PROPRIETARY INFORMATION
[LOGO] Sprint                      RESTRICTED

                                Attachment B - 2

B.14.2 LEC Cap Maximum Non-Bell Traffic.

                            Maximum Originating       Maximum Terminating      Non-Bell
Service Type                Non-Bell Traffic %        Non-Bell Traffic %       Surcharge
Dedicated Outbound                  N/A                       N/A                 N/A
Dedicated Toll Free                 N/A                       N/A                 N/A
Switched Outbound                   20%                       20%               $0.020
Switched Toll Free                  20%                       20%               $0.020
FONcard                             20%                       20%               $0.020
Dedicated Outbound Ext              N/A                       20%               $0.020
Dedicated Toll Free Ext             20%                       N/A               $0.020

B.14.3. Minimum Average Call Duration: Minimum Average Time Requirement (MATR) shall not apply unless specifically set forth below:

            Service Type         MATR                  MATR Surcharge

                N/A              N/A                        N/A

B.14.4. Maximum Noncomplete Call Percentage.

      Dedicated Toll Free, Dedicated Toll                  Maximum
     Free Extension, and Switched Toll Free            Noncomplete Toll            Per Call
          Usage Type (Rate Element)                   Free Call Percentage         Surcharge
           Intrastate/Interstate                              10%                    $0.04
            International/Canadian                            10%                    $0.25

Promotional Monthly Recurring Toll Free Charges:

      Customer's Monthly Recurring Switched Toll Free service charge will be $5.00 per Switched Toll Free account per month.

      Customer's Toll Free numbers (Switched Toll Free, Dedicated Toll Free, and Dedicated Toll Free Extension) requiring Toll Free Directory Assistance Listings will be charged an additional Monthly Recurring Charge of $14.00 per month per Toll Free number requiring such listing.

Toll Free Database Query Charge

      Customer's Toll Free Database Query charge will be $0.005 per domestic Switched Toll Free, Dedicated Toll Free Extension and Dedicated Toll Free Call.


                             PROPRIETARY INFORMATION
[LOGO] Sprint                      RESTRICTED

                                Attachment B - 3
   Interstate Switched Origination and Switched Termination per Minute Charges

------------------------------------------------------------------------------------------------------------------------------------
OK     7      LEC OTHER           0.2072       0.1208      0.2072     MD       1      BELL ATL         0.0168    0.0057       0.0075
AL     1      BELL SOUTH          0.0277       0.0095      0.0114     MD       7      LEC OTHER        0.0316    0.0263       0.0321
AL     3      GTE                 0.0390       0.0268      0.0332     ME       1      NYNEX            0.0398    0.0154       0.0317
AL     7      LEC OTHER           0.0545       0.0457      0.0539     ME       4      TDS              0.0593    0.0526       0.0609
AR     1      SWBT                0.0109       0.0095      0.0109     ME       7      LEC OTHER        0.0574    0.0534       0.0588
AR     3      GTE                 0.0357       0.0249      0.0283     MI       1      AMERITECH        0.0170    0.0087       0.0100
AR     4      ALLTEL              0.0268       0.0260      0.0284     MI       3      GTE              0.0346    0.0197       0.0213
AR     5      CENTURY             0.0554       0.0490      0.0570     MI       4      CENTURY          0.0473    0.0432       0.0489
AR     7      LEC OTHER           0.0562       0.0521      0.0578     MI       7      LEC OTHER        0.0479    0.0407       0.0452
AZ     1      US WEST             0.0211       0.0070      0.0147     MN       1      US WEST          0.0202    0.0064       0.0138
AZ     4      CITIZENS            0.0672       0.0460      0.0533     MN       2      SPRINT LTD       0.0366    0.0327       0.0338
AZ     7      LEC OTHER           0.0455       0.0307      0.0409     MN       3      GTE              0.0323    0.0335       0.0372
CA     1      PACIFIC TELESIS     0.0077       0.0070      0.0077     MN       4      CEA-MEANS        0.0796    0.0705       0.0813
CA     3      GTE                 0.0264       0.0078      0.0088     MN       5      ROCHESTER        0.0431    0.0270       0.0302
CA     4      CONTEL/CA           0.0420       0.0302      0.0333     MN       7      LEC OTHER        0.0630    0.0511       0.0645
CA     7      LEC OTHER           0.0415       0.0323      0.0376     MO       1      SWBT             0.0120    0.0105       0.0120
CO     1      US WEST             0.0209       0.0070      0.0145     MO       2      SPRINT LTD       0.0404    0.0352       0.0374
CO     4      PTI                 0.0425       0.0394      0.0441     MO       3      GTE              0.0358    0.0239       0.0264
CO     7      LEC OTHER           0.0364       0.0305      0.0370     MO       4      ALLTEL           0.0377    0.0346       0.0393
CO     1      NET/NYNEX           0.0191       0.0120      0.0153     MO       7      LEC OTHER        0.0590    0.0513       0.0602
CT     7      LEC OTHER           0.0198       0.0124      0.0161     MS       1      BELL SOUTH       0.0328    0.0143       0.0165
CT     1      BELL ATL            0.0157       0.0048      0.0065     MS       4      CENTURY          0.0518    0.0450       0.0534
CT     7      LEC OTHER           0.0265       0.0120      0.0265     MS       7      LEC OTHER        0.0589    0.0510       0.0601
DE     1      BELL ATL            0.0169       0.0059      0.0077     MT       1      US WEST          0.0250    0.0101       0.0185
DE     7      LEC OTHER           0.0935       0.0727      0.0935     MT       4      PTI              0.0498    0.0442       0.0515
FL     1      BELL SOUTH          0.0256       0.0076      0.0093     MT       5      CITIZENS         0.0574    0.0394       0.0452
FL     2      SPRINT LTD          0.0294       0.0147      0.0150     MT       7      LEC OTHER        0.0607    0.0547       0.0623
FL     3      GTE                 0.0234       0.0081      0.0087     NC       1      BELL SOUTH       0.0260    0.0079       0.0096
FL     7      LEC OTHER           0.0401       0.0331      0.0408     NC       2      SPRINT LTD       0.0273    0.0118       0.0117
GA     1      BELL SOUTH          0.0267       0.0084      0.0103     NC       3      GTE              0.0330    0.0272       0.0287
GA     4      ALLTEL              0.0273       0.0443      0.0505     NC       4      ALLTEL           0.0203    0.0190       0.0219
GA     7      LEC OTHER           0.0555       0.0492      0.0570     NC       7      LEC OTHER        0.0485    0.0444       0.0501
GU     7      LEC OTHER           0.0835       0.0789      0.0851     ND       1      US WEST          0.0233    0.0086       0.0169
HI     3      GTE                 0.0533       0.0334      0.0314     ND       7      LEC OTHER        0.0744    0.0664       0.0758
HI     7      LEC OTHER           0.1105       0.0897      0.1105     NE       l      US WEST          0.0221    0.0083       0.0157
IA     1      US WEST             0.0209       0.0069      0.0145     NE       2      SPRINT LTD       0.6426    0.0361       0.0398
IA     3      GTE                 0.0415       0.0382      0.0432     NE       3      GTE              0.0456    0.0318       0.0375
IA     4      CEA-INS             0.0595       0.0552      0.0611     NE       4      LINCOLN          0.0137    0.0184       0.0130
IA     5      ROCHESTER           0.0462       0.0281      0.0329     NE       7      LEC OTHER        0.0730    0.0639       0.0891
IA     7      LEC OTHER           0.0520       0.0552      0.0534     NH       1      NYNEX            0.0387    0.0141       0.0306
ID     1      US WEST             0.0219       0.0101      0.0155     NM       7      LEC  OTHER       0.0694    0.0620       0.0710
ID     3      GTE                 0.0521       0.0542      0.0525     NJ       1      BELL ATL         0.0173    0.0061       0.0081
ID     4      CITIZENS            0.0427       0.0392      0.0305     NJ       2      SPRINT LTD       0.0238    0.0120       0.0128
ID     7      LEC OTHER           0.0512       0.0535      0.0528     NJ       7      LEC OTHER        0.0183    0.0215       0.0183
IL     1      AMERITECH           0.0095       0.0081      0.0095     NM       1      US WEST          0.0223    0.0080       0.0159
IL     2      SPRINT LTD          0.0291       0.0315      0.0358     NM       3      GTE              0.0607    0.0214       0.0246
IL     3      GTE                 0.0380       0.0240      0.0278     NM       7      LEC OTHER        0.0679    0.0691       0.0650
IL     4      TCG                 0.0235       0.0146      0.0235     NV       1      PACIFIC TELES    0.0182    0.0095       0.0112
IL     7      LEC OTHER           0.0517       0.0436      0.0519     NV       2      SPRINT LTD       0.0063    0.0065       0.0063
IN     1      AMERITECH           0.0184       0.0083      0.0095     NV       4      CONTEL/CA        0.0365    0.0264       0.0302
IN     2      SPRINT LTD          0.0346       0.0261      0.0271     NV       5      CITIZENS         0.1139    0.0800       0.0903
IN     3      GTE                 0.0336       0.0261      0.02%      NV       7      LEC OTHER        0.0704    0.0693       0.0387
IN     7      LEC OTHER           0.0562       0.0481      0.0573     Ny       1      NYNEX            0.0229    0.0121       0.0173
KS     1      SWBT                0.0109       0.0100      0.0109     Ny       4      TCG              0.0323    0.0274       0.0323
KS     2      SPRINT LTD          0.0416       0.0356      0.0386     NY       5      ROCHESTER        0.0187    0.0097       0.0130
KS     7      LEC OTHER           0.0786       0.0719      0.0803     NY       6      CITIZENS         0.0540    0.0337       0.0418
Ky     1      BELL SOUTH          0.0283       0.0099      0.0120     NY       7      LEC OTHER        0.0424    0.0378       0.0435
Ky     3      GTE                 0.0359       0.0249      0.0272     OH       1      AMERITECH        0.0176    0.0082       0.0093
KY     4      CINN BELL           0.0136       0.0073      0.0082     OH       2      SPRINT LTD       0.0363    0.0235       0.0250
KY     7      LEC OTHER           0.0534       0.0474      0.0550     OH       3      GTE              0.0349    0.0228       0.0252
LA     1      BELL SOUTH          0.0284       0.0096      0.0121     OH       4      CINN BELL        0.0144    0.0078       0.0090
LA     4      CENTURY             0.0597       0.0520      0.0613     OH       5      ALLTEL           0.0369    0.0334       0.0385
LA     7      LEC OTHER           0.0498       0.0435      0.0515     OH       6      CENTURY          0.0392    0.0341       0.0392
MA     1      NYNEX               0.0365       0.0123      0.0284     OH       7      LEC OTHER        0.0404    0.0407       0.0413
MA     7      LEC OTHER           0.0438       0.0359      0.0437     OK       1      SWBT             0.0118    0.0102       O.0118
                                                                      OK       3      GTE              0.0329    0.0202       0.0223
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
OK       4        ALLTEL           0.0301       0.0295   0.0318
OK       7        LEC OTHER        0.0585       0.0548   0.0600
OR       1        US WEST          0.0225       0.0082   0.0161
OR       2        SPRINT LTD       0.0522       0.0337   0.0378
OR       3        GTE              0.0363       0.0260   0.0279
OR       4        PTI              0.0427       0.0400   0.0443
OR       7        LEC OTHER        0.0607       0.0486   0.0577
PA       1        BELL ATE         0.0172       0.0061   0.0080
PA       2        SPRINT LTD       0.0237       0.0126   0.0126
PA       3        GTE              0.0307       0.0221   0.0244
PA       4        ALLTEL           0.0310       0.0285   0.0324
PA       7        LEC OTHER        0.0531       0.0458   0.0526
PR       7        LEC OTHER        0.0597       0.0561   0.0613
RI       1        NYNEX            0.0369       0.0127   0.0288
RI       7        LEC OTHER        0.0388       0.0256   0.0316
SC       1        BELL SOUTH       0.0263       0.0082   0.0099
SC       2        SPRINT LTD       0.0244       0.0126   0.0137
SC       3        GTE              0.0354       0.0268   0.0298
SC       4        ALLTEL           0.0220       0.0205   0.0236
SC       7        LEC OTHER        0.0501       0.0468   0.0517
SD       1        US WEST           0.0295      0.0128   0.0231
SD       4        CEA              0.0988       0.0915   0.1009
SD       7        LEC OTHER        0.0890       0.0781   0.0906
SN       7        LEC OTHER        0.2110       0.2450   0.2110
TN       1        BELL SOUTH       0.0269       0.0087   0.0106
TN       2        SPRINT LTD       0.0236       0.0128   0.0120
TN       4        TDS              0.0535       0.0464   0.0552
TN       5        CITIZENS         0.0517       0.0360   0.0392
TN       7        LEC OTHER        0.0536       0.0495   0.0552
TX       1        SWBT             0.0094       0.0081   0.0094
TX       2        SPRINT LTD       0.0365       0.0326   0.0337
TX       3        GTE              0.0327       0.0170   0.0189
TX       7        LEC OTHER        0.0426       0.0368   0.0442
UT       1        US WEST          0.0215       0.0073   0.0151
UT       4        CITIZENS         0.0643       0.0432   0.0507
UT       7        LEC OTHER        0.0730       0.0565   0.0737
VA       1        BELL ATL         0.0168       0.0059   0.0076
VA       2        SPRINT LTD       0.0240       0.0124   0.0134
VA       3        GTE              0.0261       0.0334   0.0381
VA       7        LEC OTHER        0.0490       0.0415   0.0504
VI       7        LEC OTHER        0.0480       0.0455   0.0496
VT       1        NYNEX            0.0416       0.0166   0.0335
VT       4        TDS              0.0670       0.0623   0.0686
VT       7        LEC OTHER        0.0602       0.0536   0.0618
WA       1        US WEST          0.0207       0.0067   0.0142
WA       2        SPRINT LTD       0.0495       0.0317   0.0351
WA       3        GTE              0.0332       0.0247   0.0265
WA       4        PTI              0.0398       0.0362   0.0415
WA       7        LEC OTHER        0.0534       0.0424   0.0546
WI       1        AMERITECH        0.0141       0.0088   0.0102
WI       3        GTE              0.0420       0.0266   0.0306
WI       4        CENTURY          0.0423       0.0431   0.0439
WI       5        PTI              0.0552       0.0505   0.0568
WI       6        TDS              0.0633       0.0528   0.0649
WI       7        LEC OTHER        0.0578       0.0490   0.0584
WV       1        BELL ATL         0.0189       0.0077   0.0097
WV       4        CITIZENS         0.0564       0.0347   0.0424
WV       7        LEC OTHER        0.0578       0.0507   0.0594
WY       1        US WEST          0.0304       0.0174   0.0240
WY       2        SPRINT LTD       0.0387       0.0345   0.0359
WY       4        PTI              0.0465       0.0442   0.0482
WY       7        LEC OTHER        0.0776       0.0732   0.0789

                    Term. - Termination Charge
                    Orig. - Origination Charge
            Ded. TF Orig. - Origination Charge for
                              Dedicated Toll Free Only
---------------------------------------------------------------


                             Proprietary Information
                                HIGHLY RESTRICTED

                                Attachment C - 1

Interstate Switched Network Extension

Base Rates

--------------------------------------------------------------------------------
  LATA Group    Switched Out - Comm    Switched Toll Free        FONcard
                  Peak     Off-Peak     Peak     Off-peak     Peak      Offpeak
--------------------------------------------------------------------------------
      1         $0.1300     $0.1250    $0.1340    $0.1290    $0.1660    $0.1660
      2         $0.2060     $0.2060    $0.2160    $0.2160    $0.2460    $0.2460
--------------------------------------------------------------------------------

See LATA Group Descriptions. LATA Group 2 rates apply to usage originating from/terminating to Group 2 LATAs. LATA Group 2 rates are not eligible for Discount 2.

      Discount 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.

      Discount 2

--------------------------------------------------------------------------------------------
    Monthly Volume of       Switched Out - Comm     Switched Toll Free        FONcard
Carrier Transport Service   Peak        OffPeak     Peak       Offpeak    Peak       Offpeak
--------------------------------------------------------------------------------------------
         $0 - $99,999        0.0%         0.0%       0.0%        0.0%      0.0%        0.0%
   $100,000 - $199,999      57.2%        57.0%      57.7%       57.6%     38.6%       38.6%
   $200,000 - $299,999      58.7%        58.6%      59.2%       59.1%     40.4%       40.4%
   $300,000 - $499,999      58.8%        58.8%      59.3%       59.3%     40.8%       40.8%
   $500,000 +               59.5%        59.4%      59.9%       59.9%     42.8%       42.8%
--------------------------------------------------------------------------------------------

Interstate FONcard Bong Surcharge (per call)

------------------------------
      State           Rate
       All           $0.00
------------------------------

Foncard Surcharge not eligible for Discounts


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 2

Interstate Dedicated Network Extension

Base Rates

--------------------------------------------------------------------------------
      LATA Group        Direct Outbound Ext       Dedicated Toll Free Ext
                         Peak      Offpeak          Peak       OffPeak
--------------------------------------------------------------------------------
           1           $0.1000     $0.1000        $0.1080      $0.1080
           2           $0.1640     $0.1640        $0.1840      $0.1840
--------------------------------------------------------------------------------

See LATA Group Descriptions. Group 2 rates are not eligible for Discount 2.

New Customer Promotion
Discount 1

--------------------------------------------------------------------------------
      Discount 1 Monthly    Dedicated Outbound Ext       Dedicated Toll Free Ext
       Volume of Service       Peak     Offpeak            Peak      OffPeak
--------------------------------------------------------------------------------
       $0       +              25.0%     25.0%             25.0%     25.0%
--------------------------------------------------------------------------------

For dedicated Network Extension Service (Dedicated Outbound &t and Dedicated Toll Free Ext, Customer will be eligible for the New Customer Promotion Discount 1 above (applied to the interstate base rate usage) for all existing accounts and new accounts that were not dedicated access users on the Sprint network for the six (6) months immediately preceding receipt of order. Any new accounts that were dedicated access users on the Sprint network for the six (6) months preceding receipt of order will be billed in a separate billing product hierarchy level and will not receive the New Customer Promotion discount.

Discount 2

--------------------------------------------------------------------------------
     Monthly Volume of       Dedicated Outbound Ext   Dedicated Toll Free Ext
Carrier Transport Service    Peak           Offpeak   Peak            OffPeak
--------------------------------------------------------------------------------
        $0 - $99,999          0.0%            0.0%     0.0%             0.0%
  $100,000 - $199,999        54.5%           54.5%    55.1%            55.1%
  $200,000 - $299,999        55.9%           55.9%    56.3%            56.3%
  $300,000 - $499,999        56.0%           56.0%    56.4%            56.4%
  $500,000 +                 56.5%           56.5%    56.9%            56.9%
--------------------------------------------------------------------------------


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 3

Interstate Carrier Dedicated Service

Base Rates

--------------------------------------------------------------------------------
                    Dedicated Outbound Ext          Dedicated Toll Free Ext
    LATA Group      Peak             Offpeak        Peak             OffPeak
--------------------------------------------------------------------------------
        1         $0.0500            $0.0460      $0.0550            $0.0510
        2         $0.1200            $0.1200      $0.1350            $0.1350
--------------------------------------------------------------------------------

Dedicated Outbound and Dedicated Toll Free LATA 836 (Wake and Midway Island) rates are not eligible for Discount 2.

Interstate usage originating from/terminating to all exchanges will incur an additional per minute Interstate Switched Origination/Termination Charge as indicated on Attachment B.

Discount 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.

Discount 2

--------------------------------------------------------------------------------
    Monthly Volume of            Dedicated Outbound       Dedicated Toll Free
Carrier Transport Service        Peak        Offpeak      Peak        OffPeak
--------------------------------------------------------------------------------
        $0 - $ 99,999             0.0%        0.0%         0.0%         0.0%
  $100,000 - $199,999            61.0%       62.0%        62.7%        63.7%
  $200,000 - $299,999            63.0%       64.1%        64.5%        65.7%
  $300,000 - $499,999            63.2%       64.3%        64.7%        65.9%
  $500,000 +                     64.0%       65.2%        65.5%        66.7%
--------------------------------------------------------------------------------


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 4

  Interstate Switched Outbound, Switched Toll Free, Connect FONCARD, Dedicated
         Outbound Extension, and Direct Toll Free Extension LATA Groups

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
120   Maine               350     Green Bay, WI        486      Shreveport, LA        654      Cheyenne, WY
122   New Hampshire       352     Eau Claire, WI       488      Lafayette, LA         656      Denver, CO
124   Vermont             354     Madison, WI          490      New Orleans, LA       658      Colorado Spgs,CO
126   Springfield, MA     356     Milwaukee, WI        492      Baton Rouge, LA       660      Utah
128   Boston, MA          358     Chicago, IL          520      St Louis, MO          664      New Mexico
130   Rhode Island        360     Rockford, IL         521      Columbia, MO          666      Phoenix, Az
132   New York Metro      362     Cairo, IL            522      Springfield, MO       668      Tucson, Az
133   Poughkeepsie, NY    364     De Kalb, IL          524      Kansas City, MO       670      Eugene, OR
134   Albany, NY          366     Bloomington, IL      526      Fort SmiTh, AR        672      Portland, OR
136   Syracuse, NY        368     Peoria, IL           528      Little Rock, AR       674      Seattle, WA
138   Binghampton,NY      370     Champ.-Urban, IL     530      Pine Bluff, AR        676      Spokane, WA
140   Buffalo, NY         374     Springfield, IL      532      Wichita, KS           720      Reno, NV
220   Atlantic City, NJ   376     Quincy, IL           534      Topeka, KS            721      Las Vegas, NV
222   Trenton, NJ         420     Asheville, NC        536      Oklahoma City, OK     722      San Francisco, CA
224   Newark, NJ          422     Charlotte, NC        538      Tulsa, OK             724      Chico, CA
226   Capital, PA         424     Greensboro, NC       540      El Paso, TX           726      Sacramento, CA
228   Philadelphia, PA    426     Raleigh, NC          542      Midland, TX           728      Fresno, CA
230   Altoona, PA         428     Wilmington, NC       544      Lubbock TX            730      Los Angeles, CA
232   Northeast PA        430     Greenville, SC       546      Amarillo, TX          732      San Diego, CA
234   Pittsburgh, PA      432     Florence, SC         548      Wichita Falls, TX     734      Bakersfield, CA
236   Washington, DC      434     Columbia, SC         550      Abilene, TX           736      Monterey, CA
238   Baltimore, MD       436     Charleston, SC       552      Dallas, TX            738      Stockton, CA
240   Hagerstown, MD      438     Atlanta, GA          554      Longview, TX          740      San Luis Ob., CA
242   Salisbury, MD       440     Savannah, GA         556      Waco-Temple, TX       920      Connecticut
244   Roanoke, VA         442     Augusta, GA          558      Austin, TX            922      Cincinnati, OH
246   Culpepper, VA       444     Albany, GA           560      Houston, TX           923      Lima-Mansfield, OH
248   Richmond, VA        446     Macon, GA            562      Beaumont, TX          924      Erie, PA
250   Lynchburg, VA       448     Pensacola, FL        564      Corpus Christi, TX    927      Harrisonburg, VA
252   Norfolk, VA         450     Panama City, FL      566      San Antonio, TX       928      Charlottesville, VA
254   Charleston, WV      452     Jacksonville, FL     568      Brownsville, TX       937      Richmond, IN
256   Clarksburg, WV      454     Gainsville, FL       570      Bryan, TX             938      Terre Haute, IN
320   Cleveland, OH       456     Daytona Beach, FL    620      Rochester, MN         939      Ft. Myers, FL
322   Youngstown, OH      458     Orlando, FL          624      Duluth, MN            949      Fayetteville, NC
324   Columbus, OH        460     Miami, FL            626      St Cloud, MN          951      Rocky Mount, NC
325   Akron, OH           462     Louisville, KY       628      Minneapolis, MN       952      Tampa, FL
326   Toledo, OH          464     Owensboro, KY        630      Sioux City, IA        953      Tallahasse, FL
328   Dayton, OH          466     Winchester, KY       632      Des Moines, IA        956      Bristol/JoCty,TN
330   Evansville, IN      468     Memphis, TN          634      Davenport, IA         958      Lincoln, NE
332   South Bend, IN      470     Nashville, TN        635      Cedar Rapids, IA      960      Coeur D'Alene, ID
334   Auburn/Hunt, IN     472     Chattanooga, TN      636      Fargo-Brainerd, ND    961      San Angelo, TX
336   Indianapolis, IN    474     Knoxville, TN        638      Bismark, ND           973      Palm Springs, CA
333   Bloomington, IN     476     Birmingham, AL       640      Sioux Falls, SD       974      Rochester, NY
340   Detroit, MI         477     Huntsville, AL       644      Omaha, NE             976      Mattoon, IL
342   Marquette, MI       478     Montgomery, AL       646      Grand Island, NE      977      Macomb, IL
344   Saginaw, MI         480     Mobile, AL           648      Great Falls, MT       978      Olney, IL
346   Lansing, Ml         482     Jackson, MS          650      Billings, MT
348   Grand Rapids, MI    484     Biloxi, MS           652      Boise, ID

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

820   Puerto Rico         870     CNMI                 963      Kalispell, MT
822   U.S. Virgin Is      871     Guam                 980      Navajo Terr., AZ
832   Alaska              921     Fishers Island, NY   981      Navajo Terr., UT
834   Hawaii              929     Edinburg, VA                  ALL OTHERS
                          932     Bluefield, WV


                             PROPRIETARY INFORMATION
[LOGO] Sprint                      RESTRICTED

                                Attachment C - 5

Interstate Directory Assistance

Base Rates

--------------------------------------------------------------------------------
  States       Dedicated Outbound    Dedicated Outbound Ext   Switched Outbound
--------------------------------------------------------------------------------
   ALL               $0.65                   $0.58                  $0.58
--------------------------------------------------------------------------------

Switched Outbound and Dedicated Outbound Extension Directory Assistance rates not eligible for Discounts

Discount 1

---------------------------------------------------------------------------------------
                                               Interstate DA
Discount 1 Monthly    -----------------------------------------------------------------
Volume of Service     Dedicated Outbound    Dedicated Outbound Ext    Switched Outbound
      $0 +                    5%                     0%                     0%
---------------------------------------------------------------------------------------

Discount 2

--------------------------------------------------------------------------------
                                              Dedicated Outbound
      Monthly Volume of        -------------------------------------------------
  Carrier Transport Service
                                   Group 1          Group 2        Group 3
           $0 - $99,999               0%               0%             0%
     $100,000 - $199,999             20%              15%            12%
     $200,000 - $299,999             25%              20%            15%
     $300,000 - $499,999             30%              25%            18%
     $500,000 +                      34%              28%            20%
--------------------------------------------------------------------------------

Group: 1 CA, CT, IL, IN, MA, ME, NH, NY, NV, OH, RI, VT, WI

Group: 2 AL, AZ, CO, FL, GA, HI, IA, ID, KY, LA, MN, MS, MT, NC, ND, NE, NM, OR, SC, SD, TN, UT, WA, WY

Group: 3 AR, CN, DC, DE, GU, KS, MD, MI, MO, NJ, OK, PA, TX, VA, WV


                             Proprietary Information
                                   RESTRICTED

                                      Attachment C - 6

Canada Terminating Service

Base Rates

-----------------------------------------------------------------------------------------------------------------------------------
                    Switched Outbound       Dedicated Outbound Ext           Dedicated Outbound                  FONcard
 Canada NPA's      Peak         OffPeak      Peak          OffPeak          Peak          OffPeak          Peak          OffPeak
-----------------------------------------------------------------------------------------------------------------------------------
     ALL          $0.1800       $0.1800    $0.1450         $0.1450        $0.1200         $0.1200        $0.2300         $0.2300
-----------------------------------------------------------------------------------------------------------------------------------

Discount 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.

Discount 2

-----------------------------------------------------------------------------------------------------------------------------------
         Monthly Volume of       Switched Outbound       Dedicated Outboumd Ext      Dedicated Outbound             FONcard
  Carrier Transport Service     Peak         OffPeak      Peak          OffPeak     Peak          OffPeak       Peak      OffPeak
-----------------------------------------------------------------------------------------------------------------------------------
           $0 - $ 99,999        0.0%          0.0%        0.0%           0.0%       0.0%           0.0%         0.0%       0.0%
     $100,000 - $199,999        44.6%         44.6%      59.4%           59.4%     68.8%           68.8%        0.0%       0.0%
     $200,000 +                 46.6%         46.6%      61.4%           61.4%     70.8%           70.8%        0.0%       0.0%
-----------------------------------------------------------------------------------------------------------------------------------

Canada Originating Service

Base Rates

-----------------------------------------------------------------------------------------------------------------------------------
                    Switched Toll Free      Dedicated Toll Free Ext          Dedicated Toll Free                 FONcard
 Canada NPA's      Peak         OffPeak      Peak          OffPeak          Peak          OffPeak          Peak          OffPeak
-----------------------------------------------------------------------------------------------------------------------------------
     ALL          $0.3800       $0.3800    $0.3500         $0.3500        $0.3000         $0.3000        $0.3800         $0.3800
-----------------------------------------------------------------------------------------------------------------------------------

Discount 1: The above listed base rates are not eligible for any tariff or contractual discount 1s.

Discount 2

------------------------------------------------------------------------------------------------------------------------------------
    Monthly Volume of        Switched Toll Free          Dedicated Toll Free Ext          Dedicated Toll Free        FONcard
Carrier Transport Service    Peak       OffPeak           Peak           OffPeak           Peak       OffPeak    Peak       OffPeak
------------------------------------------------------------------------------------------------------------------------------------
         $0 - $99,999         0.0%         0.0%           0.0%              0.0%           0.0%           0.0%   0.0%          0.0%
   $100,000 - $199,999        8.0%         8.0%           8.0%              8.0%           8.0%           8.0%   0.0%          0.0%
   $200,000 +                10.0%        10.0%          10.0%             10.0%          10.0%          10.0%   0.0%          0.0%
------------------------------------------------------------------------------------------------------------------------------------


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 7

Mexico Terminating Service

Base Rates - Domestic Element

-------------------------------------------------------------------------------------------
                Switched Outbound         Dedicated Outbound Ext         Dedicated Outbound
 Milage          Peak       OffPeak        Peak        OffPeak          Peak        OffPeak
-------------------------------------------------------------------------------------------
   ALL         $0.0000      $0.0000       $0.0000      $0.0000         $0.0000      $0.0000
-------------------------------------------------------------------------------------------

Base Rates - International Element

----------------------------------------------------------------------------------------------------
                      Switched Outbound           Dedicated Outboumd Ext         Dedicated Outbound
 Mexico Rate Step    Peak         OffPeak        Peak           OffPeak         Peak         OffPeak
----------------------------------------------------------------------------------------------------
       1           $0.2550       $0.2290        $0.2050         $0.1790        $0.1750       $0.1490
       2           $0.2550       $0.2290        $0.2050         $0.1790        $0.1750       $0.1490
       3           $0.2550       $0.2290        $0.2050         $0.1790        $0.1750       $0.1490
       4           $0.2620       $0.2220        $0.2120         $0.1720        $0.1820       $0.1420
       5           $0.2620       $0.2220        $0.2120         $0.1720        $0.1820       $0.1420
       6           $0.2620       $0.2220        $0.2120         $0.1720        $0.1820       $0.1420
       7           $0.2620       $0.2220        $0.2120         $0.1720        $0.1820       $0.1420
       8           $0.2620       $0.2220        $0.2120         $0.1720        $0.1820       $0.1420
----------------------------------------------------------------------------------------------------

Mexico Rate Steps are defined in Sprint FCC Tariff #2.

Discount 1 The above listed base rates are not eligible for any tariff or contractual discount 1s.

Discount 2 The above listed base rates are not eligible for any tariff or contractual discount 2s.

Mexico Terminating FONcard

Base Rates

------------------------
          FONcard
  Peak        OffPeak
------------------------
  $0.9800     $0.7400
------------------------

Mexico Terminating FONcard rates not eligible for discounts


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 8

Mexico Originating Service

Base Rates

----------------------------------------------------------------------------------------------------
                      Switched Toll Free        Dedicated Toll Free Ext         Dedicated Toll Free
 Mexico Zone #       Peak         OffPeak        Peak           OffPeak         Peak         OffPeak
----------------------------------------------------------------------------------------------------
       1           $0.5300       $0.4500        $0.4800         $0.4000        $0.4500       $0.3700
       2           $0.5300       $0.4500        $0.4800         $0.4000        $0.4500       $0.3700
       3           $0.8200       $0.6900        $0.7700         $0.6400        $0.7400       $0.6100
       4           $0.8200       $0.6900        $0.7700         $0.6400        $0.7400       $0.6100
----------------------------------------------------------------------------------------------------

US Rate Area and Mexico Rate Zone are defined in Sprint FCC Tariff #2.

Discount 1 The above listed base rates are not eligible for any tariff or contractual discount 1s.

Discount 2


---------------------------------------------------------------------------------------------------
     Monthly Volume of         Switched Toll Free  Dedicated Toll Free Ext    Dedicated Toll Free
Carrier Transport Service      Peak      OffPeak     Peak         OffPeak     Peak          OffPeak
---------------------------------------------------------------------------------------------------
         $0 - $99,999          0.0%        0.0%      0.0%           0.0%      0.0%           0.0%
   $100,000 - $199,999         0.0%        0.0%      0.0%           0.0%      2.0%           2.0%
   $200,000 +                  0.0%        0.0%      0.0%           0.0%      3.0%           3.0%
---------------------------------------------------------------------------------------------------

Mexico Originating FONcard

Base Rates

------------------------
          FONcard
  Peak        OffPeak
------------------------
  $1.48        $1.25
------------------------

Mexico Originating FONcard rates not eligible for discounts


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 9

                         Other International Base Rates

-------------------------------------------------------------------------------------------------------------------------------
                                                    Dedicated Outbound       Dedicated Outbound Ext.      Switched Outbound
     Country                          City Code   Std      Disc     Econ     Std      Disc     Econ     Std      Disc     Econ
-------------------------------------------------------------------------------------------------------------------------------
ALBANIA                                   355     0.212    0.212    0.212    0.232    0.232    0.232    0.272    0.272    0.272
ALGERIA                                   213     0.230    0.230    0.230    0.250    0.250    0.250    0.290    0.290    0.290
AMERICAN SAMOA                            684     0.152    0.152    0.152    0.172    0.172    0.172    0.212    0.212    0.212
ANDORRA                                   376     0.144    0.144    0.144    0.164    0.164    0.164    0.204    0.204    0.204
ANGOLA                                    244     0.179    0.179    0.179    0.199    0.199    0.199    0.239    0.239    0.239
ANGUILLA                               264497     0.262    0.262    0.262    0.282    0.282    0.282    0.322    0.322    0.322
ANTIGUA                                268460     0.390    0.390    0.390    0.410    0.410    0.410    0.450    0.450    0.450
ARGENTINA                                 540     0.260    0.260    0.260    0.280    0.280    0.280    0.320    0.320    0.320
ARMENIA                                   374     0.450    0.450    0.450    0.470    0.470    0.470    0.510    0.510    0.510
ARUBA                                     297     0.347    0.347    0.347    0.367    0.367    0.367    0.407    0.407    0.407
ASCENSION ISLANDS                         247     0.538    0.538    0.538    0.558    0.558    0.558    0.598    0.598    0.598
AUSTRALIA(2)                              610     0.052    0.052    0.052    0.072    0.072    0.072    0.112    0.112    0.112
AUSTRALIA ExT                             672     0.377    0.377    0.377    0.397    0.397    0.397    0.437    0.437    0.437
AUSTRIA                                   430     0.073    0.073    0.073    0.093    0.093    0.093    0.133    0.133    0.133
AZERBAIJAN                                994     0.286    0.286    0.286    0.306    0.306    0.306    0.346    0.346    0.346
B. VIRGIN ISLAND                       284496     0.240    0.240    0.240    0.260    0.260    0.260    0.300    0.300    0.300
BAHAMAS                                242321     0.119    0.200    0.200    0.139    0.139    0.139    0.179    0.179    0.179
BAHRAIN                                   973     0.384    0.384    0.384    0.404    0.404    0.404    0.444    0.444    0.444
BANGLADESH                                880     0.563    0.563    0.563    0.583    0.583    0.583    0.623    0.623    0.623
BARBADOS                               246228     0.400    0.400    0.400    0.420    0.420    0.420    0.460    0.460    0.460
BELARUS                                   375     0.318    0.318    0.318    0.338    0.338    0.338    0.378    0.378    0.378
BELGIUM                                   320     0.073    0.073    0.073    0.093    0.093    0.093    0.133    0.133    0.133
BELIZE                                    501     0.330    0.330    0.330    0.350    0.350    0.350    0.390    0.390    0.390
BENIN                                     229     0.388    0.388    0.388    0.408    0.408    0.408    0.448    0.448    0.448
BERMUDA                                441231     0.108    0.108    0.108    0.128    0.128    0.128    0.168    0.168    0.168
BHUTAN                                    975     0.356    0.356    0.356    0.376    0.376    0.376    0.416    0.416    0.416
BOLIVIA                                   591     0.386    0.386    0.386    0.406    0.406    0.406    0.446    0.446    0.446
BOSNIA/HERZEGOVINA                        387     0.242    0.242    0.242    0.262    0.262    0.262    0.302    0.302    0.302
BOTSWANA                                  267     0.182    0.182    0.182    0.202    0.202    0.202    0.242    0.242    0.242
BRAZIL                                    550     0.169    0.169    0.169    0.189    0.189    0.189    0.229    0.229    0.229
BRUNEI                                    673     0.201    0.201    0.201    0.221    0.221    0.221    0.261    0.261    0.261
BULGARIA                                  359     0.241    0.241    0.241    0.261    0.261    0.261    0.301    0.301    0.301
BURKINA FASO                              226     0.420    0.420    0.420    0.440    0.440    0.440    0.480    0.480    0.480
BURMA (MYANMAR)                           950     0.547    0.547    0.547    0.567    0.567    0.567    0.607    0.607    0.607
BURUNDI                                   257     0.345    0.345    0.345    0.365    0.365    0.365    0.405    0.405    0.405
CAMBODIA                                  855     0.843    0.843    0.843    0.863    0.863    0.863    0.903    0.903    0.903
CAMEROON                                  237     0.431    0.431    0.431    0.451    0.451    0.451    0.491    0.491    0.491
CAPE VERDE                                238     0.348    0.348    0.348    0.368    0.368    0.368    0.408    0.408    0.408
CAYMAN ISLANDS                         345945     0.123    0.123    0.123    0.143    0.143    0.143    0.183    0.183    0.183
CENTRAL AFRICA                            236     0.397    0.397    0.397    0.417    0.417    0.417    0.457    0.457    0.457
CHAD REP.                                 235     2.127    2.127    2.127    2.147    2.147    2.147    2.187    2.187    2.187
CHILE no audiotext *1)                    560     0.147    0.147    0.147    0.167    0.167    0.167    0.207    0.207    0.207
CHINA                                     860     0.179    0.179    0.179    0.199    0.199    0.199    0.239    0.239    0.239
COLOMBIA                                  570     0.254    0.254    0.254    0.274    0.274    0.274    0.314    0.314    0.314
CONGO REP                                 242     0.451    0.451    0.451    0.471    0.471    0.471    0.511    0.511    0.511
COOK ISLANDS                              682     0.651    0.651    0.651    0.671    0.671    0.671    0.711    0.711    0.711
COSTA RICA                                506     0.224    0.224    0.224    0.244    0.244    0.244    0.284    0.284    0.284
CROATIA                                   384     0.242    0.242    0.242    0.262    0.262    0.262    0.302    0.302    0.302
CUBA                                      530     0.660    0.660    0.660    0.680    0.680    0.680    0.720    0.720    0.720
CYPRUS                                    357     0.187    0.187    0.187    0.207    0.207    0.207    0.247    0.247    0.247
CZECH REPUBLIC                            420     0.150    0.150    0.150    0.170    0.170    0.170    0.210    0.210    0.210
DENMARK                                   450     0.066    0.066    0.066    0.086    0.086    0.086    0.126    0.126    0.126
DIEGO GARCIA                              246     0.318    0.318    0.318    0.338    0.338    0.338    0.378    0.378    0.378
DJIBOUTI                                  253     0.494    0.494    0.494    0.514    0.514    0.514    0.554    0.554    0.554
DOMINICA                               767445     0.432    0.432    0.432    0.452    0.452    0.452    0.492    0.492    0.492
DOMINICAN REPUBLIC no audiotext *1)    809220     0.149    0.149    0.149    0.169    0.169    0.169    0.209    0.209    0.209
ECUADOR                                   593     0.369    0.369    0.369    0.389    0.389    0.389    0.429    0.429    0.429
EGYPT REP.                                200     0.461    0.461    0.461    0.481    0.481    0.481    0.521    0.521    0.521
EL SALVADOR                               503     0.197    0.197    0.197    0.217    0.217    0.217    0.257    0.257    0.257
EQUATORIAL GUINEA                         240     0.504    0.504    0.504    0.524    0.524    0.524    0.564    0.564    0.564
ERITREA                                   291     0.668    0.668    0.668    0.688    0.688    0.688    0.728    0.728    0.728
ESTONIA                                   372     0.180    0.180    0.180    0.200    0.200    0.200    0.240    0.240    0.240

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.

                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 10

                         Other International Base Rates

-------------------------------------------------------------------------------------------------------------------------------
                                                    Dedicated Outbound       Dedicated Outbound Ext.      Switched Outbound
     Country                          City Code   Std      Disc     Econ     Std      Disc     Econ     Std      Disc     Econ
-------------------------------------------------------------------------------------------------------------------------------
ETHIOPIA                                  251     0.846    0.846    0.846    0.866    0.866    0.866    0.906    0.906    0.906
FAEROE ISLANDS                            298     0.232    0.232    0.232    0.252    0.252    0.252    0.292    0.292    0.292
FALKLAND ISLANDS                          500     0.853    0.853    0.853    0.873    0.873    0.873    0.913    0.913    0.913
FIJI                                      679     0.484    0.484    0.484    0.504    0.504    0.504    0.544    0.544    0.544
FINLAND                                   358     0.075    0.075    0.075    0.095    0.095    0.095    0.135    0.135    0.135
FRANCE                                    330     0.073    0.073    0.073    0.093    0.093    0.093    0.133    0.133    0.133
FRENCH ANTILLES/GUADELOUPE                596     0.232    0.232    0.232    0.252    0.252    0.252    0.292    0.292    0.292
FRENCH GUIANA                             594     0.241    0.241    0.241    0.261    0.261    0.261    0.301    0.301    0.301
FRENCH POLYNESIA                          689     0.363    0.363    0.363    0.383    0.383    0.383    0.423    0.423    0.423
GABON REP.                                241     0.303    0.303    0.303    0.323    0.323    0.323    0.363    0.363    0.363
GAMBIA                                    220     0.327    0.327    0.327    0.347    0.347    0.347    0.387    0.387    0.387
GEORGIA                                   995     0.296    0.296    0.296    0.316    0.316    0.316    0.356    0.356    0.356
GERMANY                                   490     0.071    0.071    0.071    0.091    0.091    0.091    0.131    0.131    0.131
GHANA                                     233     0.357    0.357    0.357    0.377    0.377    0.377    0.417    0.417    0.417
GIBRALTAR                                 350     0.166    0.166    0.166    0.186    0.186    0.186    0.226    0.226    0.226
GRANDTURK TC                           649941     0.314    0.314    0.314    0.334    0.334    0.334    0.374    0.374    0.374
GREECE                                    300     0.158    0.158    0.158    0.178    0.178    0.178    0.218    0.218    0.218
GREENLAND                                 299     0.260    0.260    0.260    0.280    0.280    0.280    0.320    0.320    0.320
GRENADA                                473440     0.447    0.447    0.447    0.467    0.467    0.467    0.507    0.507    0.507
GUANTANAMO BAY                            539     1.092    1.092    1.092    1.112    1.112    1.112    1.152    1.152    1.152
GUATEMALA                                 502     0.331    0.331    0.331    0.351    0.351    0.351    0.391    0.391    0.391
GUINEA BISSAU                             245     0.436    0.436    0.436    0.456    0.456    0.456    0.496    0.496    0.496
GUINEA REP.                               224     0.280    0.280    0.280    0.300    0.300    0.300    0.340    0.340    0.340
GUYANA                                    592     0.514    0.514    0.514    0.534    0.534    0.534    0.574    0.574    0.574
HAITI                                     509     0.554    0.554    0.554   0.574     0.574    0.574    0.614    0.614    0.614
HONDURAS                                  504     0.495    0.495    0.495   0.515     0.515    0.515    0.555    0.555    0.555
HONG KONG                                 852     0.051    0.051    0.051   0.071     0.071    0.071    0.111    0.111    0.111
HUNGARY                                   360     0.145    0.145    0.145   0.165     0.165    0.165    0.205    0.205    0.205
ICELAND                                   354     0.101    0.101    0.101   0.121     0.121    0.121    0.161    0.161    0.161
INDIA                                     910     0.574    0.574    0.574   0.594     0.594    0.594    0.634    0.634    0.634
INDONESIA                                 620     0.289    0.289    0.289   0.309     0.309    0.309    0.349    0.349    0.349
IRAN                                      980     0.578    0.578    0.578   0.598     0.598    0.598    0.638    0.638    0.638
IRAQ                                      964     0.919    0.919    0.919   0.939     0.939    0.939    0.979    0.979    0.979
IRELAND                                   353     0.061    0.061    0.061   0.081     0.081    0.081    0.121    0.121    0.121
IRIDIUM                                   881     6.000    6.000    6.000   6.000     6.000    6.000    6.000    6.000    6.000
ISRAEL                                    972     0.150    0.150    0.150   0.170     0.170    0.170    0.210    0.210    0.210
ITALY                                     390     0.074    0.074    0.074   0.094     0.094    0.094    0.134    0.134    0.134
IVORY COAST                               225     0.611    0.611    0.611   0.631     0.631    0.631    0.671    0.671    0.671
JAMAICA                                876955     0.541    0.541    0.541   0.561     0.561    0.561    0.601    0.601    0.601
JAPAN(2)                                  810     0.051    0.051    0.051   0.071     0.071    0.071    0.111    0.111    0.111
JORDAN                                    962     0.414    0.414    0.414   0.434     0.434    0.434    0.474    0.474    0.474
KAZAKHSTAN                                732     0.352    0.352    0.352   0.372     0.372    0.372    0.412    0.412    0.412
KENYA                                     254     0.483    0.483    0.483   0.503     0.503    0.503    0.543    0.543    0.543
KIRIBATI                                  686     0.525    0.525    0.525   0.545     0.545    0.545    0.585    0.585    0.585
KOREA (SOUTH)                             820     0.121    0.121    0.121   0.141     0.141    0.141    0.181    0.181    0.181
KUWAIT                                    965     0.549    0.549    0.549   0.569     0.569    0.569    0.609    0.609    0.609
KYRGYZSTAN                                996     0.374    0.374    0.374   0.394     0.394    0.394    0.434    0.434    0.434
LAOS                                      856     0.536    0.536    0.536   0.556     0.556    0.556    0.596    0.596    0.596
LATVIA                                    371     0.236    0.236    0.236   0.256     0.256    0.256    0.296    0.296    0.296
LEBANON                                   961     0.442    0.442    0.442   0.462     0.462    0.462    0.502    0.502    0.502
LESOTHO                                   266     0.254    0.254    0.254   0.274     0.274    0.274    0.314    0.314    0.314
LIBERIA                                   231     0.288    0.288    0.288   0.308     0.308    0.308    0.348    0.348    0.348
LIBYA                                     218     0.242    0.242    0.242   0.262     0.262    0.262    0.302    0.302    0.302
LITHUANIA                                 370     0.240    0.240    0.240   0.260     0.260    0.260    0.300    0.300    0.300
LUXEMBOURG                                352     0.078    0.078    0.078   0.098     0.098    0.098    0.138    0.138    0.138
MACAO                                     853     0.134    0.134    0.134   0.154     0.154    0.154    0.194    0.194    0.194
MACEDONIA                                 389     0.273    0.273    0.273   0.293     0.293    0.293    0.333    0.333    0.333
MADAGASCAR                                261     2.072    2.072    2.072    2.092    2.092    2.092    2.132    2.132    2.132
MALAWI                                    265     0.225    0.225    0.225    0.245    0.245    0.245    0.285    0.285    0.285
MALAYSIA                                  600     0.393    0.393    0.393    0.413    0.413    0.413    0.453    0.453    0.453
MALDIVES                                  960     0.463    0.463    0.463    0.483    0.483    0.483    0.523    0.523    0.523
MALI                                      223     0.535    0.535    0.535    0.555    0.555    0.555    0.595    0.595    0.595

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.

                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 11

                         Other International Base Rates

-------------------------------------------------------------------------------------------------------------------------------
                                                    Dedicated Outbound       Dedicated Outbound Ext.      Switched Outbound
     Country                          City Code   Std      Disc     Econ     Std      Disc     Econ     Std      Disc     Econ
-------------------------------------------------------------------------------------------------------------------------------
MALTA REP.                                356     0.144    0.144    0.144    0.164    0.164    0.164    0.204    0.204    0.204
MARSHALL ISLANDS                          692     0.284    0.284    0.284    0.304    0.304    0.304    0.344    0.344    0.344
MAURITANIA                                222     0.425    0.425    0.425    0.445    0.445    0.445    0.485    0.485    0.485
MAURITIUS                                 230     0.512    0.512    0.512    0.532    0.532    0.532    0.572    0.572    0.572
MAYOTTE ISLAND                            269     0.281    0.281    0.231    0.301    0.301    0.301    0.341    0.341    0.341
MICRONESIA                                691     0.459    0.459    0.459    0.479    0.479    0.479    0.519    0.519    0.519
MOLDOVA                                   373     0.266    0.266    0.266    0.286    0.286    0.286    0.326    0.326    0.326
MONACO                                    377     0.099    0.099    0.099    0.119    0.119    0.119    0.159    0.159    0.159
MONGOLIA                                  976     0.556    0.556    0.556    0.576    0.576    0.576    0.616    0.616    0.616
MONTSERRAT                             664491     0.438    0.438    0.438    0.458    0.458    0.458    0.498    0.498    0.498
MOROCCO                                   210     0.305    0.305    0.305    0.325    0.325    0.325    0.365    0.365    0.365
MOZAMBIQUE                                258     0.272    0.272    0.272    0.292    0.292    0.292    0.332    0.332    0.332
NAMIBIA                                   264     0.204    0.204    0.204    0.224    0.224    0.224    0.264    0.264    0.264
NAURU                                     674     0.558    0.558    0.558    0.578    0.578    0.578    0.618    0.618    0.618
NEPAL                                     977     0.559    0.559    0.559    0.579    0.579    0.579    0.619    0.619    0.619
NETHERLANDS                               310     0.047    0.047    0.047    0.067    0.067    0.067    0.107    0.107    0.107
NETHERLANDS ANT.                          599     0.182    0.182    0.182    0.202    0.202    0.202    0.242    0.242    0.242
NEVIS ISLAND                           869469     0.571    0.571    0.571    0.591    0.591    0.591    0.631    0.631    0.631
NEW CALEDONIA                             687     0.484    0.484    0.484    0.504    0.504    0.504    0.544    0.544    0.544
NEW ZEALAND                               640     0.080    0.080    0.080    0.100    0.100    0.100    0.140    0.140    0.140
NICARAGUA                                 505     0.339    0.339    0.339    0.359    0.359    0.359    0.399    0.399    0.399
NIGER REP.                                227     0.402    0.402    0.402    0.422    0.422    0.422    0.462    0.462    0.462
NIGERIA                                   234     0.549    0.549    0.549    0.569    0.569    0.569    0.609    0.609    0.609
NIUE ISLANDS                              683     1.114    1.114    1.114    1.134    1.134    1.134    1.174    1.174    1.174
NORTH KOREA                               850     0.409    0.409    0.409    0.429    0.429    0.429    0.469    0.469    0.469
NORWAY                                    470     0.062    0.062    0.062    0.082    0.082    0.082    0.122    0.122    0.122
OCEAN ATLANTIC E                          871     4.651    4.651    4.651    4.671    4.671    4.671    4.711    4.711    4.711
OCEAN ATLANTIC W                          874     4.651    4.651    4.651    4.671    4.671    4.671    4.711    4.711    4.711
OCEAN INDIAN                              873     4.651    4.651    4.651    4.671    4.671    4.671    4.711    4.711    4.711
OCEAN PACIFIC                             872     4.651    4.651    4.651    4.671    4.671    4.671    4.711    4.711    4.711
OMAN                                      968     0.463    0.463    0.463    0.483    0.483    0.483    0.523    0.523    0.523
PAKISTAN                                  920     0.586    0.586    0.586    0.606    0.606    0.606    0.646    0.646    0.646
PALAU REP.                                680     0.201    0.201    0.201    0.221    0.221    0.221    0.261    0.261    0.261
PANAMA                                    507     0.314    0.314    0.314    0.334    0.334    0.334    0.374    0.374    0.374
PAPUA N. GUINEA                           675     0.609    0.609    0.609    0.629    0.629    0.629    0.669    0.669    0.669
PARAGUAY                                  595     0.385    0.385    0.385    0.405    0.405    0.405    0.445    0.445    0.445
PERU                                      510     0.335    0.335    0.335    0.355    0.355    0.355    0.395    0.395    0.395
PHILIPPINES                               630     0.248    0.248    0.248    0.268    0.268    0.268    0.308    0.308    0.308
POLISH REP.                               480     0.187    0.187    0.187    0.207    0.207    0.207    0.247    0.247    0.247
PORTUGAL                                  351     0.141    0.141    0.141    0.161    0.161    0.161    0.201    0.201    0.201
QATAR                                     974     0.332    0.332    0.332    0.352    0.352    0.352    0.392    0.392    0.392
REUNION ISLAND                            262     0.230    0.230    0.230    0.250    0.250    0.250    0.290    0.290    0.290
ROMANIA                                   400     0.295    0.295    0.295    0.315    0.315    0.315    0.355    0.355    0.355
RUSSIA                                    700     0.150    0.150    0.150    0.170    0.170    0.170    0.210    0.210    0.210
RWANDA REP.                               250     0.561    0.561    0.561    0.581    0.581    0.581    0.621    0.621    0.621
SAN MARINO                                378     0.169    0.169    0.169    0.189    0.189    0.189    0.229    0.229    0.229
SAO TOME                                  239     0.756    0.756    0.756    0.776    0.776    0.776    0.816    0.816    0.816
SAUDI ARABIA                              966     0.509    0.509    0.509    0.529    0.529    0.529    0.569    0.569    0.569
SENEGAL                                   221     0.558    0.558    0.558    0.578    0.578    0.578    0.618    0.618    0.618
SEYCHELLES                                248     0.575    0.575    0.575    0.595    0.595    0.595    0.635    0.635    0.635
SIERRA LEONE                              232     0.703    0.703    0.703    0.723    0.723    0.723    0.763    0.763    0.763
SINGAPORE                                 650     0.124    0.124    0.124    0.144    0.144    0.144    0.184    0.184    0.184
SLOVAKIA                                  421     0.190    0.190    0.190    0.210    0.210    0.210    0.250    0.250    0.250
SLOVENIA                                  386     0.187    0.187    0.187    0.207    0.207    0.207    0.247    0.247    0.247
SOLOMON ISLANDS                           677     0.530    0.530    0.530    0.550    0.550    0.550    0.590    0.590    0.590
SOMALIA                                   252     0.505    0.505    0.505    0.525    0.525    0.525    0.565    0.565    0.565
SOUTH AFRICA REP.                         270     0.303    0.303    0.303    0.323    0.323    0.323    0.363    0.363    0.363
SPAIN "2)                                 340     0.101    0.101    0.101    0.121    0.121    0.121    0.161    0.161    0.161
SRI LANKA                                 940     0.484    0.484    0.484    0.504    0.504    0.504    0.544    0.544    0.544
ST. HELENA                                290     0.607    0.607    0.607    0.627    0.627    0.627    0.667    0.667    0.667
ST. KITTS                              869465     0.304    0.304    0.304    0.324    0.324    0.324    0.364    0.364    0.364
ST. LUCIA                              758450     0.374    0.374    0.374    0.394    0.394    0.394    0.434    0.434    0.434

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 12

                         Other International Base Rates

-------------------------------------------------------------------------------------------------------------------------------
                                                    Dedicated Outbound       Dedicated Outbound Ext.      Switched Outbound
     Country                          City Code   Std      Disc     Econ     Std      Disc     Econ     Std      Disc     Econ
-------------------------------------------------------------------------------------------------------------------------------
ST. PIERRE                                508     0.083    0.083    0.083    0.103    0.103    0.103    0.143    0.143    0.143
ST. VINCENT                            784456     0.405    0.405    0.405    0.425    0.425    0.425    0.465    0.465    0.465
SUDAN REP.                                249     0.295    0.295    0.295    0.315    0.315    0.315    0.355    0.355    0.355
SURINAME                                  597     0.546    0.546    0.546    0.566    0.566    0.566    0.606    0.606    0.606
SWAZILAND                                 268     0.180    0.180    0.180    0.200    0.200    0.200    0.240    0.240    0.240
SWEDEN                                    460     0.060    0.060    0.060    0.080    0.080    0.080    0.120    0.120    0.120
SWITZERLAND                               410     0.071    0.071    0.071    0.091    0.091    0.091    0.131    0.131    0.131
SYRIA REP.                                963     0.639    0.639    0.639    0.659    0.659    0.659    0.699    0.699    0.699
TAIWAN                                    886     0.105    0.105    0.105    0.125    0.125    0.125    0.165    0.165    0.165
TAJlKISTAN                                992     0.301    0.301    0.301    0.321    0.321    0.321    0.361    0.361    0.361
TANZANIA                                  255     0.331    0.331    0.331    0.351    0.351    0.351    0.391    0.391    0.391
THAILAND                                  660     0.248    0.248    0.248    0.268    0.268    0.268    0.308    0.308    0.308
TOGO REP.                                 228     0.552    0.552    0.552    0.572    0.572    0.572    0.612    0.612    0.612
TONGA KGDM.                               676     0.609    0.609    0.609    0.629    0.629    0.629    0.669    0.669    0.669
TRINIDAD                               868622     0.353    0.353    0.353    0.373    0.373    0.373    0.413    0.413    0.413
TUNISIA                                   216     0.317    0.317    0.317    0.337    0.337    0.337    0.377    0.377    0.377
TURKEY                                    900     0.290    0.290    0.290    0.310    0.310    0.310    0.350    0.350    0.350
TURKMENISTAN                              933     0.400    0.400    0.400    0.420    0.420    0.420    0.460    0.460    0.460
TUVALU                                    688     0.640    0.640    0.640    0.660    0.660    0.660    0.700    0.700    0.700
U A EMIRAT                                971     0.238    0.238    0.238    0.258    0.258    0.258    0.298    0.298    0.298
UGANDA                                    256     0.281    0.281    0.281    0.301    0.301    0.301    0.341    0.341    0.341
UKRAINE                                   285     0.235    0.235    0.235    0.255    0.255    0.255    0.295    0.295    0.295
UNITED KINGDOM                            440     0.047    0.047    0.047    0.067    0.067    0.06?    0.107    0.107    0.107
URUGUAY                                   598     0.291    0.291    0.291    0.311    0.311    0.311    0.351    0.351    0.351
UZBEKISTAN                                998     0.397    0.397    0.397    0.417    0.417    0.417    0.457    0.457    0.457
VANUATU                                  6768     2.368    2.368    2.368    2.388    2.388    2.388    2.428    2.428    2.428
VENEZUELA                                 580     0.338    0.338    0.338    0.358    0.358    0.358    0.398    0.398    0.398
VIETNAM                                   840     0.704    0.704    0.704    0.724    0.724    0.724    0.764    0.764    0.764
WALLIS ISL                                681     0.335    0.335    0.335    0.355    0.355    0.355    0.395    0.395    0.395
WESTERN SAMOA                             685     0.434    0.434    0.434    0.454    0.454    0.454    0.494    0.494    0.494
YEMEN                                     969     0.639    0.639    0.639    0.659    0.659    0.659    0.699    0.699    0.699
YUGOSLAVIA                                381     0.230    0.230    0.230    0.250    0.250    0.250    0.290    0.2%     0.290
ZAIRE REP.                                243     0.497    0.497    0.497    0.517    0.517    0.517    0.557    0.557    0.557
ZAMBIA                                    260     0.389    0.389    0.389    0.409    0.409    0.409    0.449    0.449    0.449
ZIMBABWE                                  263     0.288    0.288    0.288    0.308    0.308    0.308    0.348    0.348    0.348

-------------------------------------------------------------------------------------------------------------------------------
                                       Country      Dedicated Outbound       Dedicated Outbound Ext.      Switched Outbound
     Country                            Code      Std      Disc     Econ     Std      Disc     Econ     Std      Disc     Econ
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA Mobile                          N/A     0.339    0.339    0.339    0.359    0.359    0.359    0.399    0.399    0.399
AUSTRIA Mobile                            N/A     0.443    0.443    0.443    0.463    0.463    0.463    0.503    0.503    0.503
BELGIUM Mobile                            N/A     0.465    0.465    0.465    0.485    0.485    0.485    0.525    0.525    0.525
BRAZIL Mobile                             N/A     0.402    0.402    0.402    0.422    0.422    0.422    0.462    0.462    0.462
DENMARK Mobile                            N/A     0.204    0.204    0.204    0.224    0.224    0.224    0.264    0.264    0.264
FINLAND Mobile                            N/A     0.260    0.260    0.260    0.280    0.280    0.280    0.320    0.320    0.320
FRANCE Mobile                             N/A     0.371    0.371    0.371    0.391    0.391    0.391    0.431    0.431    0.431
GERMANY Mobile                            N/A     0.240    0.240    0.240    0.260    0.260    0.260    0.300    0.300    0.300
IRELAND Mobile                            N/A     0.362    0.362    0.362    0.382    0.382    0.382    0.422    0.422    0.422
ISRAEL Mobile                             N/A     0.602    0.602    0.602    0.622    0.622    0.622    0.662    0.662    0.662
ITALY Mobile                              N/A     0.567    0.567    0.567    0.587    0.587    0.587    0.627    0.627    0.627
JAPAN Mobile                              N/A     0.312    0.312    0.312    0.332    0.332    0.332    0.372    0.372    0.372
LEBANON Mobile                            N/A     0.863    0.863    0.863    0.883    0.883    0.883    0.923    0.923    0.923
LUXEMBOURG Mobile                         N/A     0.483    0.483    0.483    0.503    0.503    0.503    0.543    0.543    0.543
NETHERLANDS Mobile                        N/A     0.470    0.470    0.470    0.490    0.490    0.490    0.530    0.530    0.530
NEW ZEALAND Mobile                        N/A     0.318    0.318    0.318    0.338    0.338    0.338    0.378    0.378    0.378
NORWAY Mobile                             N/A     0.261    0.261    0.261    0.281    0.281    0.281    0.321    0.321    0.321
PORTUGAL Mobile                           N/A     0.371    0.371    0.371    0.391    0.391    0.391    0.431    0.431    0.431
SPAIN Mobile                              N/A     0.405    0.405    0.405    0.425    0.425    0.425    0.465    0.465    0.465
SWEDEN Mobile                             N/A     0.257    0.257    0.257    0.277    0.277    0.277    0.317    0.317    0.317
SWITZERLAND Mobile                        N/A     0.449    0.449    0.449    0.469    0.469    0.469    0.509    0.509    0.509
UNITED KINGDOM Mobile                     N/A     0.471    0.471    0.471    0.491    0.491    0.491    0.531    0.531    0.531

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 13

-------------------------------------------------------------------------------------------------------------------------------
                                     Numbering      Dedicated Outbound       Dedicated Outbound Ext.      Switched Outbound
     Country                           Plans      Std      Disc     Econ     Std      Disc     Econ     Std      Disc     Econ
-------------------------------------------------------------------------------------------------------------------------------
                                     235-24 thru
CHAD Audio Text                          25       3.450    3.450    3.450    3.470    3.470    3.470    3.510    3.510    3.510
CHILE Audio Text                        56-00     0.470    0.470    0.470    0.490    0.490    0.490    0.530    0.530    0.530
                                     56-11 thru
CHILE Audio Text                        56-19     0.270    0.270    0.270    0.290    0.290    0.290    0.330    0.330    0.330
CHILE Audio Text                       56-299     0.270    0.270    0.270    0.290    0.290    0.2%     0.330    0.330    0.330
COOK ISLAND Audio Text                  682-6     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
DOMINICAN Audio Text                      -       0.460    0.460    0.460    0.480    0.480    0.480    0.520    0.520    0.520
FIJI Audio Text                         679-13    3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
MADAGASCAR Audio Text                     -       3.450    3.450    3.450    3.470    3.470    3.470    3.510    3.510    3.510
MALDIVES Audio Text                    960-95     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
MOLDOVA Audio Text                        -       3.450    3.450    3.450    3.470    3.470    3.470    3.510    3.510    3.510
NAURU Audio Text                        674-8     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
                                       683-2/
NIUE Audio Text                         683-5     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
                                        683-6
NIUE Audio Text                        thru 9     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
PAPUA NEW GUINEA Audio Text            675-20     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
SAO TOME Audio Text                       -       3.450    3.450    3.450    3.470    3.470    3.470    3.510    3.510    3.510
                                       677-1/
SOLOMON ISLANDS Audio Text              677-8     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
                                     690-5 thru
TOKELAU Audio Text                      690-8     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
TONGA Audio Text                        676-9     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
TRINIDAD Audio Text                       -       3.450    3.450    3.450    3.470    3.470    3.470    3.510    3.510    3.510
TUVALA Audio Text                       688-6     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540
VANUATU Audio Text                      678-7     3.480    3.480    3.480    3.500    3.500    3.500    3.540    3.540    3.540

For Bahamas, Std is defined as 8:00 AM to 11:00 PM local time in the originating city.

For Bahamas, Disc and Econ are defined as 11:00 PM to 8:00 AM local time in the originating city.

For Saudi Arabia, Std is defined as 8:00 AM to 6:00 PM and 12:00 AM to 4:00 AM local time in the originating city.

For Saudi Arabia, Disc and Econ are defined as 6:00 PM to 12:00 AM and 4:00 AM to 8:00 AM local time in the originating city.

For United A.E., Std is defined as 9:00 AM to 12:00 AM local time in the originating city.

For United A.E., Disc and Econ are defined as 12:00 AM to 9:00 AM local time in the originating city.

*1) Audio text traffic will incur an additional 15 cent per minute surcharge.

The NPAs for which this audio text traffic surcharge will apply are listed in Attachment C entitled "Numbering Plans for Cellular Traffic and Audio Text Traffic"

*2) Notwithstanding the foregoing rate table, if over 5% of Customer's Direct traffic to this country terminates to a cellular Numbering Plan in any month, Customer will pay a $0.100 per minute surcharge for all minutes of Direct traffic to this country.

The Numbering Plans for cellular traffic are listed in Attachment C entitled "Numbering Plans for Cellular Traffic and Audio Text Traffic"


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 14

Numbering Plans for Cellular and Audio Text Traffic

The cellular numbers listed below may not be inclusive of all cellular prefixes to the countries listed due to constant changes within the international marketplace. Other prefixes not listed that are determined to be for cellular traffic, will also charged a separate rate for that cellular traffic.

Numbering Plan for cellular traffic to Australia:

61-407; 61-408; 61-409; 61-417; 61-418; 61-419; 61-140; 61-142; 61-143; 61-144;
61-146; 61-148; 61-149; 61-151; 61-152; 61-153; 61-154; 61-155; 61-156; 61-157;
61-158; 61-159; 61-171; 61-178; 61-179; 61-18; 61-19 61-1451; 61-1452; 61-1453;
61-15; 61-172; 61-173; 61-174; 61-177; 61-178; 61-179; 61-(191-199)
61-(401-403); 61-(407-409); 61- (4101-4109); 61-(411-419); 61(427-429); 61-500
61 789digits; 61 1489digits; 61 158digits; 61 178digits; 61 188digits; 61
1989digits; 61 409digits; 61 429 digits; 61 1452 XXXXX; 61 1453 XXXXX

Numbering Plan for cellular traffic to Austria:

43-663; 43-664; 43-666; 43-676; 43-699

Numbering Plan for cellular traffic to the Belgium:

32-17; 32-45; 32-476; 32-477; 32-478; 32-486; 32-495; 496; 32-706; 32-75

Numbering Plan for cellular traffic to the Brazil:

55-119; 55-129; 55-139; 55-149; 55-159; 55-179; 55-189; 55-199; 55-219; 55-249;
55-279; 55-319; 55-329; 55-339; 55-349; 55-359; 55-379; 55-389; 55-419; 55-429;
55-439; 55-449; 55-459; 55-469; 55-479; 55-489; 55-499; 55-519; 55-539; 55-549;
55-559; 55-619; 55-629; 55-539; 55-659; 55-679; 55-689; 55-699; 55-719; 55-739;
55-749; 55-759; 55-779; 55-799; 55-819; 55-829; 55-839; 55-849; 55-859; 55-869;
55-889; 55-919; 55-929; 55-959; 55-969; 55-989

Numbering Plan for cellular traffic to the China:

86-10; 86-1390; 86-1380; 86-1370; 86-1360; 86-1350; 86-21: 86-1300; 86-1301:
86-1330

Numbering Plan for cellular traffic to the Denmark:

45-(201-209); 45-(211-219); 45-(221-229); 45-(231-239);
45-(241-249);45-(251-259); 45-(261-269) 45-(271-279); 45-(281-289);
45-(3010-3018); 45-302; 45-303; 45-304; 45-(3050-3059); 45-306; 45-3070-3074;
45-308; 45-3090; 45-3510; 45-3511; 45-(401-409); 45-(501-503) 45-(5050-5054)

Numbering Plan for cellular traffic to the Finland:

358-46; 358-41; 358-42; 358-43; 35-844; 358-45; 358-46; 358-47; 358-48; 358-49;
358-50; 358-40

Numbering Plan for cellular traffic to France:

33-603; 33-(606-620); 33-638; 33-640; 33-(660-663); 33-(669-680); 33-804

Numbering Plan for cellular traffic to Germany:

49-171; 49-172; 49-173; 49-174; 49-175; 49-176; 49-178; 49-177; 49-179; 49-161;
49-170

Numbering Plan for cellular traffic to Hong Kong:

852-(601-609); 852-(61-69); 602; 852-699; 852-901; 852-989; 852-(901-909);
852-(91-98)

Numbering Plan for cellular traffic to Ireland:

353-82; 353-86-89

Numbering Plan for cellular traffic to Israel; 972-50; 972-51; 972-52; 972-53;

972-54; 972-55; 972-59; 972-58

Numbering Plan for cellular traffic to Italy:

39-330; 39-335; 39-336; 39-337; 39-338; 39-339; 39-360; 39-368; 39-347-399;
39-470-499; 39-600-609; 39-680-689: 39-168; 39-328; 39-329; 39-333, 39-334;
39-348; 39-349

Numbering Plan for cellular traffic to Japan.

81-70; 81-90


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 15

Numbering Plans for Cellular and Audio Text Traffic

Numbering Plan for cellular traffic to Lebanon: 961-3

Numbering Plan for cellular traffic to Luxembourg:

352 - 091; 352 - 098; 352 - 021; 352 - 028

Numbering Plan for cellular traffic to Netherlands:

31-62 0; 31-62 1; 31-62 2; 31-62 4; 31-62 6; 31-62 8; 31-65 0; 31-65 1; 31-65 2;
31-65 3; 31-65 4; 31-65 5; 31-62 3; 31-62 4; 31-62 5; 31-61 0; 31-61 6; 31-62 5;
31-62 7; 31-62 8; 31-62 9

Numbering Plan for cellular traffic to New Zealand:

64-20; 64-21; 64-25; 64-25; 64-26; 64-29

Numbering Plan for cellular traffic to Norway:

47-9

Numbering Plan for cellular traffic to Portugal:

351-501; 351-601; 351-676; 351-91998; 351-97990; 351-931; 351-933; 351-936;
351-941-944; 351-9676; 351-6981; 351-91; 351-91990; 351-93

Numbering Plan for cellular traffic to Spain:

34-606; 34-607; 34-608; 34-609; 34-610; 34-616; 34-617; 34-619; 34-629; 34-630;
34-639; 34-649; 34-689; 34-670; 34-63; 34-676; 34-646; 34-686; 34-696; 34-600;
34-666; 34- 667; 34-677; 34-654; 34-565; 34-600; 34-626; 34-627; 34-636; 34-646;
34-(654-656); 34-666; 34-670; 34-676; 34-678; 34-686; 34-687; 34-696

Numbering Plan for cellular traffic to Sweden:

46-10; 46-(702-709); 46-730; 46-739

Numbering Plan for cellular traffic to Switzerland:

41-40; 41-74; 41-(76-79); 41-50; 41-90

Numbering Plan for cellular traffic to Taiwan:

886-60; 886-70; 886-(90-93); 886-(94-95); 886-96

Numbering Plan for cellular traffic to the United Kingdom:

44-370; 44-378; 44-401; 44-402; 44-403; 44-408; 44-410; 44-411; 44-441; 44-448;
44-456; 44-462; 44-468; 44-498; 44-585; 44-589; 44-777; 44-779; 44-795; 44-796;
44-797; 44-802; 44-831; 44-836; 44-850; 44-860; 44-956; 44-958; 44-961; 44-966;
44-973; 44-976; 44-979; 44-3740; 44-3741; 44-3742; 44-3744; 44-3746; 44-3747;
44-3748; 44-3749; 44-3850; 44-3851; 44-3852; 44-3853; 44-3855; 44-3857; 44-3858;
44-3859; 44-4210; 44-4212; 44-4213; 44-4214; 44-4215; 44-4216; 44-4217; 44-4218;
44-4219; 44-4671; 44-4672; 44-4673; 44-4674; 44-4675; 44-4676; 44-4677; 44-4678;
44-4679; 44-7953; 44-7956; 44-79 44-7958; 44-7961; 44-7970; 44-7971; 45-8362;
46-8363; 48-8365; 49-8366; 50-8367; 44-9560; 44-9561; 44-9562; 44-9563; 44-9564;
44-9565; 44-9566; 44-9544-9569; 44-9582; 44-9583; 44-9584; 44-9585; 44-9586;
44-9587; 44-9588; 44-9589; 44-3; 44-4; 44-5; 44-6; 44-7; 44-8; 44-9; 44-990;
44-4211; 44-4481; 44-4560; 44-4561; 44-4624; 44-7050; 44-7623; 44-7624; 44-7625;
44-7626; 44-7712; 44-7713; 44-7714; 44-7747; 44-7767; 44-7768; 44-7770; 44-7771;
44-7774; 44-7775; 44-7778 44-7781; 44-7785; 44-7788; 44-7797; 44-7798;
44-78004-7801; 44-7802; 44-7803; 44-7808; 44-7809; 44-7831; 44-7836; 4-7850;
44-7860; 44-7880; 44-7885; 44-7887; 44-7889; 44-7899; 44-7901; 44-7930; 44-7931;
44-7932; 44-7966; 44-7967; 44-7973; 44-7974; 44-7976; 44-7977; 44-7979; 44-7990;
44-8362; 44-8363; 44-8364; 44-8365; 44-8366; 44-8367; 44-9797; 44-76020;
44-77007; 44-77050; 44-77090; 44-77177; 44-77332; 477342; 44-77356; 44-7742;
44-77443; 44-77552 31620XX XX XX; 31620XX XX XX; 31626XX XX XX; 31628 XX XX XX;
31655XX XX XX 44-77553; 44-77554; 44-77555; 44-77660; 44-77977;

The following NPA's are considered audio text traffic for Chile.

      Bell South    56-8-XXXX,
      CTC Mundo     56-00-XXXX, 56-21-XXXX
      Entel         56-90-XXXX, 56-901-XXXX, 56-91-XXXX, 56-910-XXXX,
      Iusatel       56-970-XXXX,
      VTR           56-11-XXXX, 56-12-XXXX, 56-13-XXXX, 56-14-XXXX, 56-15-XXXX,
                    56-16-XXXX, 56-17-XXXX, 56-18-XXXX, 56-299-XXXX,

The following NPA's are considered audio text traffic for the Dominican
Republic.

Tricom      412-0960, 414-1000, 414-1999, 476-0105, 476-0109, 476-1000,
            476-0131, 476-1099, 476-1200, 476-1299, 476-1500, 476-1599,
            476-1900, 476-1933, 476-1943, 476-1955, 476-1969, 476-1993,
            476-1996, 476-1999, 486-1935.

Codetel 474-XXXX, 537-03XX, 537-0899, 540-50XX, 540-51XX, 563-00XX, 563-01XX,
563-03XX, 563-06XX, 563 563-93XX, 563-98XX,


                             Proprietary Information
                                   RESTRICTED

                                Attachment C - 16

International Directory Assistance

Base Rates

--------------------------------------------------------------------------------
 Country     Dedicated Outbound    Dedicated Outbound Ext     Switched Outbound
--------------------------------------------------------------------------------
Caribbean           $0.75                  $0.75                    $0.75
    ALL             $3.00                  $3.00                    $3.00
--------------------------------------------------------------------------------

Base Rates

--------------------------------------------------------------------------------
Canada NPA's   Dedicated Outbound   Dedicated Outbound Ext     Switched Outbound
--------------------------------------------------------------------------------
     ALL            $0.75                  $0.75                    $0.75
--------------------------------------------------------------------------------

Directory Assistance rates not eligible for Discounts


                             Proprietary Information
                                   RESTRICTED

                                 Attachment C-17

            Other International Toll Free Service (ITFS - US Inbound)

Base Rates

-------------------------------------------------------------------------------------------------------------------
Country                   City Code      Dedicated Toll Free      Dedicated Toll Free Ext        Switched Toll Free
-------------------------------------------------------------------------------------------------------------------
ANTIGUA                    268460              $0.988                     $1.038                       $1.088
AUSTRALIA                    610               $0.675                     $0.725                       $0.775
BAHAMAS                    242321              $0.750                     $0.800                       $0.850
BAHRAIN                      973               $1.163                     $1.213                       $1.263
BARBADOS                   246228              $1.025                     $1.075                       $1.125
BELGIUM                      320               $0.475                     $0.525                       $0.575
BERMUDA                    441231              $0.800                     $0.850                       $0.900
BOLIVIA                      591               $1.150                     $1.200                       $1.250
BRAZIL                       550               $0.913                     $0.963                       $1.013
CAYMAN ISLANDS             345945              $0.975                     $1.025                       $1.075
CHILE                        560               $0.738                     $0.788                       $0.838
CHINA                        860               $1.300                     $1.350                       $1.400
COLOMBIA                     570               $1.088                     $1.138                       $1.138
COSTA RICA                   506               $0.775                     $0.825                       $0.875
CYPRUS                       357               $1.200                     $1.250                       $1.300
DENMARK                      450               $0.525                     $0.575                       $0.625
DOMINICAN REPUBLIC         809220              $0.750                     $0.300                       $0.850
ECUADOR                      593               $0.950                     $1.000                       $1.050
EGYPT                        200               $1.113                     $1.163                       $1.213
EL SALVADOR                  503               $1.025                     $1.075                       $1.125
FINLAND                      358               $0.625                     $0.675                       $0.725
FRANCE                       330               $0.400                     $0.450                       $0.500
GERMANY                      490               $0.425                     $0.475                       $0.525
GREECE                       300               $0.763                     $0.813                       $0.863
GUATEMALA                    502               $1.100                     $1.150                       $1.200
HAITI                        509               $1.263                     $1.313                       $1.363
HONG KONG                    852               $0.813                     $0.863                       $0.913
HUNGARY                      360               $0.950                     $1.000                       $1.050
INDONESIA                    820               $1.175                     $1.225                       $1.275
IRAQ                         964               $2.000                     $2.050                       $2.100
IRELAND                      353               $0.663                     $0.713                       $0.763
ISRAEL                       972               $0.750                     $0.800                       $0.850
ITALY                        390               $0.550                     $0.600                       $0.650
JAMAICA                    376955              $1.163                     $1.213                       $1.263
JAPAN                        810               $0.713                     $0.763                       $0.813
KOREA (SOUTH)                820               $0.938                     $0.988                       $1.038
LUXEMBOURG                   352               $0.613                     $0.663                       $0.713
MALAYSIA                     600               $0.888                     $0.938                       $0.988
NETHERLAND ANTIL             599               $0.838                     $0.888                       $0.938
NETHERLANDS                  310               $0.450                     $0.500                       $0.550
NEW ZEALAND                  640               $0.575                     $0.625                       $0.675
NICARAGUA                    505               $1.075                     $1.125                       $1.175
NORWAY                       470               $0.525                     $0.575                       $0.625
PANAMA                       507               $0.900                     $0.950                       $1.000
PERU                         510               $0.875                     $0.925                       $0.975
PHILIPPINES                  630               $0.925                     $0.975                       $1.025
POLAND                       480               $0.713                     $0.763                       $0.813
PORTUGAL                     351               $0.625                     $0.675                       $0.725
RUSSIA                       700               $0.763                     $0.813                       $0.863
SINGAPORE                    650               $0.938                     $0.988                       $1.038
SOUTH AFRICA                 270               $1.113                     $1.163                       $1.213
SPAIN                        340               $0.638                     $0.633                       $0.738
SWEDEN                       460               $0.500                     $0.550                       $0.600
SWITZERLAND                  410               $0.538                     $0.588                       $0.638
TAIWAN                       886               $0.938                     $0.988                       $1.038
THAILAND                     660               $1.125                     $1.175                       $1.225
TRINIDAD                   868622              $1.063                     $1.113                       $1.163
TURKEY                       900               $1.000                     $1.050                       $1.100
UNITED KINGDOM               440               $0.450                     $0.500                       $0.550
VENEZUELA                    580               $0.850                     $0.900                       $0.950
-------------------------------------------------------------------------------------------------------------------

Rates and service availability are subject to acceptance of orders for International Toll Free Service by foreign carriers. Discount 1

------------------------------------------------------------------------------------------------
Monthly Volume of
  ITFS Service        Dedicated Toll Free      Dedicated Toll Free Ext        Switched Toll Free
------------------------------------------------------------------------------------------------
     $0 - $9,999              5.0%                       5.0%                         0.0%
$10,000 - $19,999            10.0%                      10.0%                         5.0%
$20,000 - $49,999            15,0%                      15.0%                        10.0%
$50,000 +                    20.0%                      20.0%                        15.5%
------------------------------------------------------------------------------------------------


                             Proprietary Information
                                   RESTRICTED

                                Attachment D - 1

Interstate Adjustment (Intrastate)

Base Rate

-----------------------------------------------------------------------------------------------------
           Switched    Switched                Dedicated    Dedicated      Dedicated      Dedicated
State      Outbound    Toll Free    FONCard    Outbound    Outbound Ex     Toll Free    Toll Free Ext
-----------------------------------------------------------------------------------------------------
 AK         0.3476      0.3486      0.3886      0.1530       0.1530         0.2940         0.2940
 AL         0.0720      0.0730      0.1130      0.0417       0.0417         0.0440         0.0440
 AR         0.1057      0.1067      0.1467      0.0592       0.0592         0.0392         0.0392
 AZ         0.1346      0.1356      0.1756      0.0803       0.0805         0.0732         0.0732
 CAa        0.0470      0.0480      0.0880      0.0345       0.0345         0.0370         0.0370
 CA         0.0490      0.0500      0.0900      0.0350       0.0350         0.0375         0.0375
 CO         0.1397      0.1407      0.1807      0.0799       0.0799         0.0772         0.0772
 CT         0.0640      0.0650      0.1050      0.0427       0.0427         0.0427         0.0427
 DE         0.0539      0.0549      0.0949      0.0350       0.0350         0.0376         0.0376
 FL         0.1037      0.1047      0.1447      0.0608       0.0608         0.0660         0.0660
 GA         0.0837      0.0847      0.1247      0.0518       0.0518         0.0604         0.0604
 HI         0.2040      0.2050      0.2450      0.1530       0.1530         0.1530         0.1530
 IA         0.1323      0.1333      0.1733      0.0701       0.0701         0.0772         0.0772
 ID         0.1882      0.1892      0.2292      0.0829       0.0829         0.0829         0.0829
 IL         0.0423      0.0433      0.0833      0.0301       0.0301         0.0315         0.0315
 IN         0.0835      0.0845      0.1245      0.0502       0.0502         0.0502         0.0502
 KS         0.1221      0.1231      0.1631      0.0653       0.0653         0.0653         0.0653
 KY         0.0880      0.0890      0.1290      0.0548       0.0548         0.0548         0.0548
 LA         0.0694      0.0704      0.1104      0.0393       0.0393         0.0390         0.0390
 MA         0.0750      0.0760      0.1160      0.0561       0.0561         0.0298         0.0298
 MD         0.0679      0.0689      0.1089      0.0499       0.0499         0.0499         0.0499
 ME         0.2630      0.2640      0.3040      0.1100       0.1100         0.1100         0.1100
 MI         0.0731      0.0741      0.1141      0.0363       0.0363         0.0432         0.0432
 MN         0.1229      0.1239      0.1639      0.0757       0.0757         0.0617         0.0617
 MO         0.1539      0.1549      0.1949      0.0932       0.0932         0.1038         0.1038
 MS         0.0839      0.0849      0.1249      0.0446       0.0446         0.0498         0.0498
 MT         0.1248      0.1258      0.1658      0.0648       0.0648         0.0714         0.0714
 NC         0.1159      0.1169      0.1569      0.0816       0.0816         0.0962         0.0962
 ND         0.1836      0.1846      0.2246      0.0931       0.0931         0.1086         0.1086
 NE         0.1731      0.1741      0.2141      0.0913       0.0913         0.1027         0.1027
 NH         0.0921      0.0931      0.1331      0.0526       0.0526         0.0578         0.0578
 NJ         0.0671      0.0681      0.1081      0.0401       0.0401         0.0451         0.0451
 NM         0.1832      0.1842      0.2242      0.0928       0.0928         0.1053         0.1053
 NV         0.0727      0.0737      0.1137      0.0446       0.0446         0.0466         0.0466
 NY         0.0738      0.0748      0.1148      0.0442       0.0442         0.0477         0.0477
 OH         0.0634      0.0644      0.1044      0.0410       0.0410         0.0448         0.0448
 OK         0.0977      0.0987      0.1387      0.0664       0.0664         0.0664         0.0664
 OR         0.0930      0.0940      0.1340      0.0591       0.0591         0.0648         0.0648
 PA         0.1108      0.1118      0.1518      0.0588       0.0588         0.0684         0.0684
 RI         0.0966      0.0976      0.1376      0.0354       0.0354         0.0780         0.0780
 SC         0.1032      0.1042      0.1442      0.0669       0.0669         0.0792         0.0792
 SD         0.1498      0.1508      0.1908      0.0817       0.0817         0.0855         0.0855
 TN         0.1038      0.1048      0.1448      0.0589       0.0589         0.0589         0.0589
 TX         0.1461      0.1471      0.1871      0.0932       0.0932         0.1039         0.1039
 UT         0.0961      0.0971      0.1371      0.0576       0.0576         0.0525         0.0525
 VA         0.1042      0.1052      0.1452      0.0693       0.0693         0.0693         0.0693
 VT         0.1537      0.1547      0.1947      0.0893       0.0893         0.1015         0.1015
 WA         0.0993      0.1003      0.1403      0.0607       0.0607         0.0753         0.0753
 WI         0.0889      0.0899      0.1299      0.0419       0.0419         0.0419         0.0419
 WV         0.1022      0.1032      0.1432      0.0596       0.0596         0.0614         0.0614
 WY         0.1416      0.1426      0.1826      0.0848       0.0848         0.0923         0.0923
-----------------------------------------------------------------------------------------------------
a.    Interstate Adjustment Base Rate for California Intrastate/Intralata traffic.
-----------------------------------------------------------------------------------------------------

All states are Intrastate/Interlata traffic unless otherwise specified. The above listed base rates are not eligible for any tariff or contractual discounts 1s.


FONcard Bong Surcharge (per call)

------------------------------
      State         Rate
       All         $0.00
------------------------------

FONcard Surcharge not eligible for Discounts


                        Sprint Proprietary Information -
                                   RESTRICTED
                                       32